Nuveen Investments
Value Funds

--------------------------------------------------------------------------------
                                               PROSPECTUS June 29, 2005
                                             -----------------------------------

Portfolios of quality securities offering long-term growth potential.

[PHOTO]



Nuveen NWQ Small-Cap Value Fund
Nuveen NWQ Global Value Fund
Nuveen NWQ Value Opportunities Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a
c[rLiOmGiOn]alNuovfefeennsIen.vestments

                                    [GRAPHIC]

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


Investment Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information

Table of Contents

         Section 1  The Funds
         This section provides you with an overview of the funds, including investment objectives, risk factors and expense information.

         Introduction                                               1
         Nuveen NWQ Small-Cap Value Fund                            2
         Nuveen NWQ Global Value Fund                               4
         Nuveen NWQ Value Opportunities Fund                        6

         Section 2  How We Manage Your Money
         This section gives you a detailed discussion of our investment and risk management strategies.

         Who Manages the Funds                                      8
         What Types of Securities We Invest In                     10
         How We Select Investments                                 11
         What the Risks Are                                        12
         How We Manage Risk                                        13
         How NWQ Has Performed                                     14

         Section 3  How You Can Buy and Sell Shares
         This section provides the information you need to move money into or out of your account.

         What Share Classes We Offer                               16
         How to Reduce Your Sales Charge                           17
         How to Buy Shares                                         19
         Systematic Investing                                      20
         Systematic Withdrawal                                     21
         Special Services                                          21
         How to Sell Shares                                        22

         Section 4  General Information
         This section summarizes the funds' distribution policies and other general fund information.

         Dividends, Distributions and Taxes                        25
         Distribution and Service Plans                            26
         Net Asset Value                                           27
         Frequent Trading                                          28
         Fund Service Providers                                    29

                                                                  June 29, 2005

Section 1  The Funds

                       Nuveen NWQ Small-Cap Value Fund
                       Nuveen NWQ Global Value Fund
                       Nuveen NWQ Value Opportunities Fund

                                                 [GRAPHIC]

                                               Introduction

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Equity Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen NWQ Small-Cap Value Fund

Fund Overview

                                    [GRAPHIC]

Investment Objective
The investment objective of the fund is to provide investors with long-term capital appreciation.

                                    [GRAPHIC]

How the Fund Pursues Its Objective
Under normal market conditions, at least 80% of the fund's net assets will be invested in equity securities of companies with small market capitalizations at the time of purchase (currently from $50 million to $2.0 billion) that are selected on an opportunistic basis.

Nuveen Asset Management ("NAM") has selected NWQ Investment Management Company, LLC ("NWQ") to serve as sub-adviser to the fund. NWQ seeks to identify under-valued companies where a catalyst exists to unlock value or improve profitability. Such catalysts include new management, industry consolidation, company restructuring or improving fundamentals. The analyst-driven investment process seeks to add value through extensive bottom up research aimed at selecting companies under-priced by the market and/or overlooked by Wall Street. NWQ's disciplined, value-oriented investment strategy focuses on rigorous financial statement and valuation analysis, qualitative factors and downside protection.

The fund invests primarily in equity securities of companies domiciled in the U.S. but may invest up to 35% of its net assets in U.S. dollar-denominated equities securities of foreign companies, including up to 10% of the fund's net assets invested in equity securities of companies domiciled in emerging markets.

Also, under normal market conditions, the fund intends to be fully invested, but generally may hold up to 10% in cash equivalents and other short-term fixed income securities as a byproduct of the investment process and in order to meet fund expenses.

                                    [GRAPHIC]

                                    Attention
WhatSyamrbeolthe Risks of Investing in the Fund?
Equity Market/Small Company Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. These risks are generally greater for smaller market capitalization companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. These companies are also typically less liquid than larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time or price that the fund would like.

Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's potential investment in stocks of foreign issuers (up to 35% of its net assets) also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Emerging Market Risk - The fund may invest in companies domiciled in emerging market countries. These markets are generally more volatile than countries with more mature economies.

Currency Risk - Currency risk is the risk that the value of the fund's portfolio will be more volatile due to the impact that changes in foreign currency exchange rates will have on the fund's investments in foreign stocks.

As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                   Attention
Is StyhmibsolFund Right for You?
This fund may be right for you if you are seeking:
..  exposure to small company stocks.
..  long-term total return potential from a value oriented investment strategy;
   or
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation, including the possibility of sharp price declines; or
..  investing to meet short-term financial goals.

Fund Performance


                                    [GRAPHIC]

Fund Performance
Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

Section 1  The Funds

What are the Costs of Investing?


                                    [GRAPHIC]

    Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/1/


Paid Directly From Your Investment

            SHARE CLASS                      A        B     C   R/2/
            --------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                   5.75%/3/  None  None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends         None     None  None None
            Exchange Fees                   None     None  None None
            Deferred Sales Charge/4/     None/3/    5%/5/ 1%/6/ None

 Annual Fund Operating Expenses


Paid From Fund Assets

             SHARE CLASS                      A     B     C     R
             ------------------------------------------------------
             Management Fees                1.00% 1.00% 1.00% 1.00%
             12b-1 Distribution and Service
             Fees/7/                         .25% 1.00% 1.00%    0%
             Other Expenses/8/               .38%  .38%  .38%  .38%
             Total Operating Expenses*      1.63% 2.38% 2.38% 1.38%

 * The Total Operating Expenses provided in the table above do not reflect a voluntary commitment by the fund's investment adviser to waive fees and reimburse expenses. The investment adviser agreed to waive fees and reimburse expenses through July 31, 2006 in order to prevent Total Operating Expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.25%, of the average daily net assets of any class of fund shares, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee. See "Who Manages the Funds." The expense limitation may be modified with the approval of the fund's Board of Trustees. The expense limitations reduce the estimated operating expenses for the first full fiscal year to the levels provided.

           After Expense Reimbursements    A      B      C      R
           ---------------------------------------------------------
           Expense Reimbursement         (.13%) (.13%) (.13%) (.13%)
           Total Operating Expenses--Net 1.50%  2.25%  2.25%  1.25%

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                             Redemption            No Redemption
           Share Class   A      B     C    R     A     B    C    R
           ---------------------------------------------------------
             1 Year    $  731 $  641 $241 $140 $  731 $241 $241 $140
             3 Years   $1,060 $1,042 $742 $437 $1,060 $742 $742 $437

 1. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 2. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
 3. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 4. As a percentage of lesser of purchase price or redemption proceeds.
 5. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
 6. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
 7. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.
 8. The percentages shown are estimated expense amounts (reflected as a percentage of average net assets) for the first full fiscal year. Actual expenses may be higher or lower.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen NWQ Global Value Fund

Fund Overview


                                    [GRAPHIC]

Investment Objective
The investment objective of the fund is to provide investors with long-term capital appreciation.

                                    [GRAPHIC]

How the Fund Pursues Its Objective
Under normal market conditions, at least 80% of the fund's net assets will be invested in equity securities of U.S. and foreign companies. The proportion of fund assets invested in foreign investments is a byproduct of the investment process and will vary over time, but generally will be within 15 percentage points of the proportion of foreign companies comprising the MSCI World Index. The Fund currently intends to invest in U.S. companies and dollar-denominated equity securities of foreign companies, including ADRs and other types of dollar-denominated depositary receipts of such companies. The Fund may invest up to 10% of its net assets in equity securities of foreign companies domiciled in emerging markets.

NAM has selected NWQ to serve as sub-adviser to the fund. NWQ seeks to identify under-valued domestic and foreign companies where a catalyst exists to unlock value or improve profitability. Such catalysts may include new management, industry consolidation or improving fundamentals. The investment process features experienced domestic and international research teams and seeks to add value through extensive bottom up analysis aimed at selecting companies with attractive valuation, favorable risk/reward and downside protection. Analysts conduct rigorous financial statement analysis with particular focus on the balance sheet and cash flow. The domestic and international research teams work closely together and share information, insight and research on an ongoing basis.

Under normal market conditions, the fund intends to be fully invested, but generally may hold up to 10% in cash equivalents and other short-term fixed-income securities as a byproduct of the investment process and in order to meet fund expenses.

                                    [GRAPHIC]

                                    Attention
WhatSyamrbeolthe Risks of Investing in the Fund?
Equity Market Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.

Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. As with any mutual fund investment, loss of money is a risk of investing.

Emerging Market Risk - The fund may invest in companies domiciled in emerging market countries. These markets are generally more volatile than countries with more mature economies.

Currency Risk - Currency risk is the risk that the value of the fund's portfolio will be more volatile due to the impact that changes in foreign currency exchange rates will have on the fund's investments in foreign stocks.

As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                   Attention
Is StyhmibsolFund Right for You?
This fund may be right for you if you are seeking:
..  long-term growth potential from a value-driven strategy;
.. significant exposure to foreign stocks; or .. to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation, including the possibility of sharp price declines;
.. unwilling to accept the risks associated with investing in foreign stocks; or .. investing to meet short-term financial goals.

Fund Performance


                                    [GRAPHIC]

Fund Performance
Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

Section 1  The Funds

What are the Costs of Investing?


                                    [GRAPHIC]

    Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/1/


Paid Directly From Your Investment

             Share Class                     A       B     C   R/2/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/3/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/4/      None/3/ 5%/5/ 1%/6/ None
             Redemption Fee/7/                  2%    2%    2%   2%

 Annual Fund Operating Expenses


Paid From Fund Assets

             Share Class                      A     B     C     R
             ------------------------------------------------------
             Management Fees                1.00% 1.00% 1.00% 1.00%
             12b-1 Distribution and Service
             Fees/8/                         .25% 1.00% 1.00%    0%
             Other Expenses/9/               .38%  .38%  .38%  .38%
             Total Operating Expenses/10/   1.63% 2.38% 2.38% 1.38%

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                             Redemption            No Redemption
           Share Class   A      B     C    R     A     B    C    R
           ---------------------------------------------------------
             1 Year    $  731 $  641 $241 $140 $  731 $241 $241 $140
             3 Years   $1,060 $1,042 $742 $437 $1,060 $742 $742 $437

 1. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 2. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
 3. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 4. As a percentage of lesser of purchase price or redemption proceeds.
 5. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
 6. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
 7. As a percentage of total redemption or exchange proceeds. The fund imposes a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. See "How to Sell Shares" for further information.
 8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.
 9. The percentages shown are estimated expense amounts (reflected as a percentage of average net assets) for the first full fiscal year. Actual expenses may be higher or lower.
10. The investment adviser has voluntarily agreed to waive fees and reimburse expenses through July 31, 2006 in order to prevent total operating expenses (excluding any 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.45% of the average daily net assets of any class of fund shares, subject to possible further reductions in the complex-level fee component of the management fee. See "Who Manages the Funds." The expense limitation may be modified with the approval of the Fund's Board of Trustees.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen NWQ Value Opportunities Fund

Fund Overview


                                    [GRAPHIC]

Investment Objective
The investment objective of the fund is to provide investors with long-term capital appreciation.

                                    [GRAPHIC]

How the Fund Pursues Its Objective
Under normal market conditions, at least 80% of the fund's net assets will be invested in equity securities of companies with varying market capitalizations generally ranging from $100 million to $15 billion. Eligible equity securities will include convertible securities.

NAM has selected NWQ to serve as sub-adviser to the fund. NWQ opportunistically seeks to identify under-valued companies considering absolute valuation and security pricing in the context of industry and market conditions. The investment process seeks to add value through bottom up research aimed at selecting under-valued securities that are believed to be mispriced, misperceived or under-followed, and that have the prospect of strong or improving business fundamentals. NWQ's disciplined, value-oriented investment strategy focuses on rigorous financial statements and valuation analysis, qualitative factors and portfolio downside protection.

The fund invests primarily in equity securities of companies domiciled in the U.S. but may invest up to 35% of its net assets in U.S. dollar-denominated equities securities of foreign companies, including up to 10% of the fund's net assets invested in equity securities of companies domiciled in emerging markets.

Under normal market conditions, the fund intends to be fully invested, but generally may hold up to 10% in cash equivalents and other short-term fixed-income securities as a byproduct of the investment process and in order to meet fund expenses.

                                    [GRAPHIC]

                                    Attention
WhatSyamrbeolthe Risks of Investing in the Fund?
Equity Market/Small Company Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. These risks are greater for small and medium market capitalization companies because they tend to have more limited product lines, markets and financial resources and may be more dependent on a smaller management group than larger more established companies. These companies are also typically less liquid than larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time or price that the fund would like.

Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's potential investment in stocks of foreign issuers (up to 35% of its net assets) also presents additional risk. Foreign risk is the risk that foreign securities will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Emerging Market Risk - The fund may invest in companies domiciled in emerging market countries. These markets are generally more volatile than countries with more mature economies.

Currency Risk - Currency risk is the risk that the value of the fund's portfolio will be more volatile due to the impact that changes in foreign currency exchange rates will have on the fund's investments in foreign stocks.

Credit Risk - Due to the fund's investment in convertible securities, the fund exposes you to credit risk. Credit risk is the risk that an issuer of a bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk.

Interest Rate Risk - Due to the fund's investment in convertible securities, the fund also exposes you to interest rate risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall.

As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                   Attention
Is StyhmibsolFund Right for You?
This fund may be right for you if you are seeking:
..  attractive total returns from a value-driven strategy;
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation;
..  investing to meet short-term financial goals.

Fund Performance


                                    [GRAPHIC]

Fund Performance
Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

Section 1  The Funds

What are the Costs of Investing?


                                    [GRAPHIC]

    Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/1/


Paid Directly From Your Investment

             SHARE CLASS                     A       B     C   R/2/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/3/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/4/      None/3/ 5%/5/ 1%/6/ None

 Annual Fund Operating Expenses

Paid From Fund Assets

             SHARE CLASS                      A     B     C     R
             ------------------------------------------------------
             Management Fees                1.00% 1.00% 1.00% 1.00%
             12b-1 Distribution and Service
             Fees/7/                         .25% 1.00% 1.00%    0%
             Other Expenses/8/               .38%  .38%  .38%  .38%
             Total Operating Expense*       1.63% 2.38% 2.38% 1.38%

 * The Total Operating Expenses provided in the table above do not reflect a voluntary commitment by the fund's investment adviser to waive fees and reimburse expenses. The investment adviser agreed to waive fees and reimburse expenses through July 31, 2006 in order to prevent Total Operating Expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.25%, of the average daily net assets of any class of fund shares, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee. See "Who Manages the Funds." The expense limitation may be modified with the approval of the fund's Board of Trustees. The expense limitations reduce the estimated operating expenses for the first full fiscal year to the levels provided.

           After Expense Reimbursements    A      B      C      R
           ---------------------------------------------------------
           Expense Reimbursement         (.13%) (.13%) (.13%) (.13%)
           Total Operating Expenses--Net 1.50%  2.25%  2.25%  1.25%

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's total operating expenses remain the same. Your actual returns and costs may be higher or lower.

                             Redemption            No Redemption
           Share Class   A      B     C    R     A     B    C    R
           ---------------------------------------------------------
             1 Year    $  731 $  641 $241 $140 $  731 $241 $241 $140
             3 Years   $1,060 $1,042 $742 $437 $1,060 $742 $742 $437

 1. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 2. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
 3. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 4. As a percentage of lesser of purchase price or redemption proceeds.
 5. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
 6. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
 7. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.
 8. The percentages shown are estimated expense amounts (reflected as a percentage of average net assets) for the first full fiscal year. Actual expenses may be higher or lower.

                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you better understand the funds, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                       WHO MANAGES THE FUNDS

                       Nuveen Asset Management ("NAM"), the funds' investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. NAM has overall responsibility for management of the funds. NAM oversees the management of the funds' portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606.

                       NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen Investments"). Founded in 1898, Nuveen and its affiliates had approximately $119 billion in assets under management, as of March 31, 2005. Nuveen Investments is a publicly-traded company and was, until April 2005, a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

                       On March 25, 2005, Nuveen Investments and St. Paul Travelers announced that St. Paul Travelers planned to implement a three-part program to sell its equity interest in Nuveen Investments. As part of St. Paul Travelers' previously announced three-part divestiture program, St. Paul Travelers sold 39.3 million shares of Nuveen Investments' approximately 94 million outstanding common shares through a secondary public offering on April 12, 2005. Nuveen Investments also repurchased $600 million of its shares from St. Paul Travelers at a price of $32.98 per share, or approximately 18.2 million shares. The repurchase of these shares is being completed through two steps--a $200 million repurchase that closed on April 12, 2005, and a $400 million forward purchase (plus interest) that will settle later this year. St. Paul Travelers also entered into an agreement with two other parties to sell approximately 12 million common shares of Nuveen Investments for settlement later this year. Upon the closing of the secondary offering and the initial repurchase by Nuveen Investments, as well as the closing of the forward sale transactions later this year, Nuveen Investments will emerge as a fully independent public company. The completion of the transactions for forward settlement could be deemed to be an "assignment" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the investment management agreement between each of the Nuveen Funds and NAM and (for certain of the funds) the investment sub-advisory agreement between NAM and each such fund's sub-adviser, which would result in the automatic termination of each agreement. The Board of Trustees of each fund has considered a new ongoing investment management agreement and, when applicable, investment sub-advisory agreement. The new ongoing agreements will be presented to each fund's shareholders for approval and will take effect if approved. However, there can be no assurance that the transactions described above will be completed as contemplated, that St. Paul Travelers will sell its remaining shares in Nuveen Investments, or that necessary shareholder approvals will be obtained.

Section 2  How We Manage Your Money

                       There will be no change in the portfolio management of your fund or in its investment objectives or policies as a result of these transactions.

                       NAM has selected NWQ Investment Management Company, LLC, 2049 Century Park East, 4th Floor, Los Angeles, California 90067, an affiliate of NAM, as sub-adviser to manage the investment portfolios of the funds. NWQ manages and supervises the investment of the funds' assets on a discretionary basis, subject to the supervision of NAM. Nuveen Investments purchased NWQ on August 1, 2002. NWQ is organized as a member-managed limited liability company, with Nuveen Investments as its sole managing member.

                       NWQ formerly was an affiliate of Old Mutual (US) Holdings Inc. (and was acquired from its previous parent United Asset Management Corporation). NWQ has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed approximately $32 billion in assets as of March 31, 2005. Phyllis Thomas, Managing Director of NWQ, is the portfolio manager of the Small-Cap Value Fund and has held such position since the fund's inception. Mark Morris, Gregg Tenser and Paul J. Hechmer are the portfolio managers of the Global Value Fund and have held such positions since the Global Value Fund's inception. From August 1998 through August 2001, Mr. Morris served as Director and Portfolio Manager for Merrill Lynch Investment Managers. Mr. Morris joined NWQ in September 2001 as Senior Vice President and Analyst. From January 1999 through July 2001, Mr. Tenser was Vice President and Portfolio Manager at Sturdivant & Co, a value-oriented institutional money manager. Mr. Tenser joined NWQ as Vice President and Analyst in July 2001, and was named Senior Vice President in February 2003. From August 1998 through March 2001, Mr. Hechmer was a Portfolio Manager and Senior Analyst at Palley Needleman Asset Management.

                       Mr. Hechmer joined NWQ in March 2001 as Vice President and Portfolio Manager, and was named Senior Vice President in February 2003. David Iben, Managing Director and Portfolio Manager of NWQ since November 2000, is the portfolio manager of the Value Opportunities Fund and has held such position since the fund's inception. From October 1998 through November 2000, Mr. Iben was Founder, Chief Investment Officer and lead portfolio manager at Palladian Capital Management. Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund, is provided in the Statement of Additional Information.

                                            Section 2  How We Manage Your Money

                       The management fee schedule for each fund is composed of two components--a fund-level component, based only on the amount of assets within each individual fund and a complex-level component, based on the aggregate amount of all fund assets managed by NAM and its affiliates. The annual fund-level fee, payable monthly, for each of the funds is based upon the average daily net assets of each fund as follows:


                                      Nuveen NWQ         Nuveen NWQ            Nuveen NWQ
Average Daily Net Assets         Small-Cap Value Fund Global Value Fund Value Opportunities Fund
 For the first $125 million             .8000%              .8000%               .8000%
 For the next $125 million              .7875%              .7875%               .7875%
 For the next $250 million              .7750%              .7750%               .7750%
 For the next $500 million              .7625%              .7625%               .7625%
 For the next $1 billion                .7500%              .7500%               .7500%
 For net assets over $2 billion         .7250%              .7250%               .7250%

                       The complex-level component is the same for each fund and begins at a maximum rate of 0.20% of each fund's net assets, based upon complex-level assets of $55 billion with breakpoints for assets above that level. Therefore, the maximum management fee rate for any Nuveen fund is the fund-level component at the relevant breakpoint plus 0.20%. As of March 31, 2005, complex-level assets were approximately $63.8 billion and the effective complex-level component for each Nuveen fund was 0.192% of fund net assets.

                       Information regarding the Board of Trustees' approval of investment advisory contracts is currently available in the Statement of Additional Information. However, on or about August 30, 2005, as required by applicable regulations, such information will be available in the funds' annual report dated June 30, 2005.


             [GRAPHIC]

             WHAT SECURITIES WE INVEST IN

                       Each fund's investment objective may not be changed without shareholder approval. The funds' investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Equity Securities

                       Each fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks; dollar-denominated securities of foreign companies and other securities with equity characteristics.

                       Foreign Securities

                       The funds may invest in a variety of foreign equity securities, denominated in U.S. dollars, including American Depositary Receipts ("ADRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign company. An investor may also purchase in some cases a stock of a foreign company in the local foreign market and convert the stock to a U.S.-traded ADR, and vice versa. ADRs carry most of the risks of investing directly in foreign equity securities, including currency risk. All foreign investments involve certain risks in addition to those associated with U.S. investments (see "What the Risks Are--Foreign investment risk"). Although the funds will concentrate their investments in developed countries, each fund may invest up to 10% of its net assets in companies domiciled in emerging markets.

                       In managing the funds, NWQ will select foreign securities according to the same standards it applies to domestic securities.

Section 2  How We Manage Your Money

                       Short-Term Investments

                       The funds may invest in short-term investments including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Delayed Delivery Transactions

                       The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.

                       Portfolio Holdings

                       A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information. Certain portfolio securities information for each fund is available on the funds' website--www.nuveen.com--by clicking the "Individual Investors--Mutual Funds" section of the home page and following the applicable link for each fund in the "Find A Fund" section. By following these links, you can obtain a top ten list and a complete list of portfolio securities of each fund as of the end of the most recent month. The portfolio securities information on the funds' website is generally made available approximately 2-5 business days following the end of each month. This information will remain available on the funds' website until the funds file with the Securities and Exchange Commission their annual, semiannual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.


                                                 [GRAPHIC]

                                         How We Select Investments

                       We adhere to disciplined, value-driven investment strategies whose aim is to achieve each fund's investment objective. We emphasize securities carefully chosen through in-depth research and follow those securities closely over time to assess whether they continue to meet our purchase rationale.

                       Equity Securities

                       NWQ selects equity securities for the funds through bottom up fundamental research focusing on both fundamental valuation and qualitative measures. NWQ looks for undervalued companies where a catalyst exists to recognize value or improve a company's profitability. Catalysts may include a management change, improving industry conditions, corporate restructuring or a turn in a company's fundamentals. The analyst driven investment process seeks to add value through active management and through research focused on selecting companies that possess opportunities underappreciated or misperceived by the market. The international and domestic research teams for the Global Value Fund separately select securities from the underlying international and domestic universes while working closely together and sharing information, insight and research. The international research team makes use of proprietary valuation screens to identify attractive investment opportunities. In addition, the Value Opportunities Fund considers absolute valuation and security pricing in the context of industry and market conditions, and makes use of convertible securities on an opportunistic basis as an alternative to the underlying equity.

                       NWQ applies a sell discipline emphasizing elimination of positions that no longer possess favorable risk/reward characteristics, attractive valuations or catalysts. NWQ will also reduce positions as price appreciation or less favorable risk/reward characteristics dictate. NWQ maintains a long-term

                                            Section 2  How We Manage Your Money
                       investment approach and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations.

                       Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what we believe are their full value or may go down in price.

                       Portfolio Turnover

                       A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced during a year is known as the fund's portfolio turnover rate. The portfolio turnover rate of the Small-Cap Value Fund will generally be between 50% and 70%. The portfolio turnover rates of the Global Value Fund and the Value Opportunities Fund will generally be between 30% and 50%, and 40% and 80%, respectively. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect the funds' performance.


                                                 [GRAPHIC]

                                            What the Risks Are

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In addition, the funds' value-oriented investment style may not be successful in realizing the funds' investment objectives. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in these funds to be a long-term investment.

                       Equity market risk: As mutual funds investing all or a portion of their assets in stocks, the funds are subject to equity market risk. Equity market risk is the risk that a particular stock, a fund, an industry, or stocks in general may fall in value. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.

                       Foreign investment risk: Equity securities of foreign issuers present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. stocks due to such factors as political, social and economic developments abroad, the differences between the regulations to which U.S. and foreign issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Other risks include the following:

                        . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

                        . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.


Section 2  How We Manage Your Money

                        . Foreign markets may be less liquid and more volatile than U.S. markets.

                        . Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect a fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities ("currency risk"). An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in a fund's foreign holdings whose value is tied to the affected foreign currency.

                        . To the extent the funds invest in securities issued by entities located in emerging markets, the funds may be exposed to additional risk. These markets are generally more volatile than those of countries with more mature economies.

                       Small and medium sized company risk: Small and medium sized company equity securities generally involve greater risk and price volatility than larger, more established companies because they tend to have younger and more limited product lines, markets and financial resources and may be dependent on a smaller management group than large capitalization companies. In addition, such companies are typically less liquid than larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

                       Interest rate risk: Because the funds may invest in convertible securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk.

                       Credit risk: The funds' potential investment in convertible securities also exposes the funds to credit risk. Credit risk is the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments when due as a result of changing financial or market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds.

                       Inflation risk: Like all mutual funds, the funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund's assets can decline as can the value of a fund's distributions.


                                                 [GRAPHIC]

                       HOW WE MANAGE RISK

                       Time-tested risk management strategies, including broad portfolio diversification, and a sell discipline are utilized to help protect your capital during periods of market uncertainty or weakness. While these strategies are utilized to control or reduce risk, there is no assurance that they will succeed.

                       Each funds' investment philosophy and process stress the importance of attractive risk/reward characteristics, solid balance sheets and cash flow strength, providing a measure of protection in adverse markets. The funds generally purchase undervalued stocks with what the sub-adviser believes are attractive risk/reward characteristics. The prices of these types of stocks frequently decline less than more fully valued stocks during equity market downturns.

                                            Section 2  How We Manage Your Money

                       Investment Limitations

                       Each fund has adopted certain investment limitations (based on a percentage of total assets) that cannot be changed without shareholder approval and that are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                        . 5% in securities of any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);

                        . 25% in any one industry (except U.S. government securities).

                       Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the proportion of a fund's assets invested in an asset category (if applicable) may fall outside its allowable range, and the fund may not achieve its investment objective.

                       Although these are not principal investment strategies and we have no present intention to use these strategies, we may employ various investment techniques designed to hedge against changes in the values of securities a fund owns or expects to purchase, to reduce transaction costs, to manage cash flows, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of its benchmark), to enhance returns, to limit the risk of price fluctuations, to limit exposure to losses due to changes to foreign currency exchange rates, to preserve capital or to hedge against interest rate changes.

                       These hedging strategies include using derivatives, such as financial futures contracts, options on financial futures, stock index options, forward foreign currency contracts, futures, over-the-counter options and swaps. These strategies may reduce fund returns and will benefit a fund largely to the extent we are able to use them successfully. However, a fund could lose money on futures transactions or an option can expire worthless.


                                                 [GRAPHIC]

                                           How NWQ Has Performed

                       The tables below illustrate the historical performance of NWQ's investment strategies for the Small-Cap Value Fund and Value Opportunities Fund. The table for the Small-Cap Value Fund presents the performance of the NWQ Small Cap Value Composite, which represents all its individually managed accounts (8 accounts totaling approximately $86.5 million as of March 31, 2005) that have substantially the same investment objective and policies as the Small-Cap Value Fund. The table for the Value Opportunities Fund presents the performance of the NWQ Small/Mid Cap Value Composite, which represents all its individually managed accounts (16 accounts totaling approximately $296.8 million as of March 31, 2005) that have substantially the same investment objectives and policies as the Value Opportunities Fund. The managed accounts comprising each composite are not subject to all of the same investment restrictions, diversification requirements, legal and tax restrictions, investment flows and distribution requirements of the corresponding fund, which may affect each respective fund's actual performance. Of course, past performance is no indication of future results,

Section 2  How We Manage Your Money
                       and the tables represent performance of the managed accounts comprising each composite and not historical or projected performance of the corresponding funds.

                       NWQ Small Cap Value Composite
                       Historical Performance for Periods ending March 31, 2005

                                         Average Annual Returns
                                                           6/30/96
                                     1-Year 3-Year 5-Year Inception
            -------------------------------------------------------
            On Offer                 14.12% 13.09% 16.21%  11.75%
            On NAV                   21.08% 15.34% 17.59%  12.51%
            Russell 2000 Value Index  9.79% 11.48% 15.42%  12.87%
            Lipper Peer Group         7.90%  8.60%  7.31%   9.45%

                       Performance represents the Composite's gross-of-fee returns less the Small-Cap Value Fund's estimated Class A gross operating expenses of 1.63% for its first year of operations. Performance on Offer Price also assumes deduction of the maximum Class A sales charge of 5.75%. This chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. Lipper Peer Group returns represents the average annualized returns on net asset value of the funds in the Lipper Small Cap Core Fund Category. The Russell 2000 Value Index is a market capitalization-weighted index of those firms in the Russell 2000 Index with lower book-to-price ratios and lower forecasted growth values. The Russell 2000 Index represents the 2000 smallest companies out of the 3000 largest U.S. companies based on market capitalization comprising the Russell Index. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees.

                       NWQ Small/Mid Cap Value Composite
                       Historical Performance for Periods ending March 31, 2005

                                          Average Annual Returns
                                                           12/31/98
                                      1-Year 3-Year 5-Year Inception
           ---------------------------------------------------------
           On Offer                   13.24% 19.61% 19.85%   16.35%
           On NAV                     20.15% 21.99% 21.28%   17.45%
           Russell MidCap Value Index 18.34% 12.96% 13.43%   10.76%
           Lipper Peer Group           9.46%  7.22%  3.36%    9.45%

                       Performance represents the Composite's gross-of-fee returns less the Value Opportunities Fund's estimated Class A gross operating expenses of 1.63% for its first year of operations. Performance on Offer Price also assumes deduction of the maximum Class A sales charge of 5.75%. This chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. Lipper Peer Group returns represents the average annualized returns on net asset value of the funds in the Lipper MidCap Core Fund Category. The Russell MidCap Value Index is a market capitalization-weighted index of those firms in the Russell MidCap Index with lower book-to-price ratios and lower forecasted growth values. The Russell MidCap Index represents the 800 smallest companies out of the 1000 largest U.S. companies based on market capitalization comprising the Russell Index. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees.

                                            Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. For further details, please see the Statement of Additional Information, which is available by calling (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com.


                                                 [GRAPHIC]

                                       What Share Classes We Offer

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of the fund's average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen Investments, LLC ("Nuveen"), a wholly-owned subsidiary of Nuveen Investments, and the distributor of the funds, retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the funds is as follows:



                                                                     Sales Charge as % of  Sales Charge as % of
AMOUNT OF PURCHASE                                                   Public Offering Price Net Amount Invested
 Less than $50,000                                                           5.75%                 6.10%
 $50,000 but less than $100,000                                              4.50%                 4.71%
.....................................................................
 $100,000 but less than $250,000                                             3.75%                 3.90%
.....................................................................
 $250,000 but less than $500,000                                             2.75%                 2.83%
.....................................................................
 $500,000 but less than $1,000,000                                           2.00%                 2.04%
.....................................................................
 $1,000,000 and over                                                           --1                   --1
.....................................................................

                                                                       Authorized Dealer
                                                                      Commission as % of
AMOUNT OF PURCHASE                                                   Public Offering Price
 Less than $50,000                                                           5.00%
 $50,000 but less than $100,000                                              4.00%
.....................................................................
 $100,000 but less than $250,000                                             3.25%
.....................................................................
 $250,000 but less than $500,000                                             2.50%
.....................................................................
 $500,000 but less than $1,000,000                                           1.75%
.....................................................................
 $1,000,000 and over                                                           --1
.....................................................................

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of the amount over $5 million. If you redeem your shares within 18 months of purchase, you may have to pay a Contingent Deferred Sales Charge ("CDSC") of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is

Section 3  How You Can Buy and Sell Shares
                       lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.


              Years Since Purchase 0-1 1-2 2-3 3-4 4-5 5-6 Over 6
               CDSC                5%  4%  4%  3%  2%  1%   None

                       The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year's service and distribution fees. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                       The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.


                                                 [GRAPHIC]

             How to Reduce Your Sales Charge

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                       Class A Sales Charge Reductions

                        . Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund.

                        . Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

                        . Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's aggregate purchases.

                                     Section 3  How You Can Buy and Sell Shares

                       For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

                       Class A Sales Charge Waivers

                       Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

                        .  Purchases of $1,000,000 or More.

                        . Monies Representing Reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund Distributions.

                        . Certain Eligible Employee-Sponsored Qualified Defined Contribution Retirement Plans. Eligible plans are those with at least 25 employees that either make an initial purchase of $500,000 of shares of Nuveen Mutual Funds or execute a Letter of Intent to do so.

                        . Certain Employees and Affiliates of Nuveen. Purchases by officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, and subsidiaries thereof, and such employees' immediate family members (as defined in the Statement of Additional Information).

                        . Authorized Dealer Personnel. Purchases by any person who, for at least 90 days, has been an officer, director, or bona fide employee of any authorized dealer or any such person's immediate family member.

                        . Certain Trust Departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity.

                        . Additional Categories of Investors. Purchases made by: (1) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (2) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

                        . Reinvestment of Redemption Proceeds. Purchases when reinvesting certain redemption proceeds of unaffiliated funds subject to liquidation or merger.

                       Class R Eligibility

                       Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares, and (iii) purchase by the following categories of investors:

                        . Certain trustees, directors, employees, and affiliates of Nuveen.

                        .  Certain authorized dealer personnel.

                        .  Certain bank or broker-affiliated trust departments.

                        . Certain additional categories of investors, including certain direct advisory accounts of Nuveen and its affiliates, and qualifying clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

                       Please refer to the Statement of Additional Information for more information about Class A and Class R shares including more detailed program descriptions

Section 3  How You Can Buy and Sell Shares
                       and eligibility requirements. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com/MF/resources/eReports.aspx, where you will also find the information included in this prospectus.

                       Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.


                                                 [GRAPHIC]

                                             How To Buy Shares

                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the "NYSE") is open for business and normally ends at 4 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price; otherwise, you will receive the next business day's price.

                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                       Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

                                     Section 3  How You Can Buy and Sell Shares

                       On-line

                       Existing shareholders may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered accounts. You can continue to look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the funds' website. To access your account, follow the links under "Individual Investors" on www.nuveen.com to "Account Access" and choose "Mutual Funds". The system will walk you through the log-in process.

                       By Telephone

                       Existing shareholders may also process these same mutual fund transactions via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process.

                       Investment Minimums

                       The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.


                                                 [GRAPHIC]

                                           Systematic Investing
                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck, or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investment opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying your fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

                       Benefits of Systematic Investing

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

Section 3  How You Can Buy and Sell Shares

                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.



                       [Chart showing effects of
                       systematic investing and dividend reinvestment]

                       Systematic Investing Graph


                                                 [GRAPHIC]

                                           Systematic Withdrawal

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                                             Special Services

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.


                       Exchanging Shares

                       You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                                     Section 3  How You Can Buy and Sell Shares

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See "General Information-Frequent Trading" below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.


                                                 [GRAPHIC]

                                            How to Sell Shares

                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after the Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. You may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone

                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available if you own shares in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be

Section 3  How You Can Buy and Sell Shares
                       issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                       On-line

                       You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links under "Individual Investors" on www.nuveen.com to "Account Access" and choose "Mutual Funds". The system will walk you through the log-in process.

                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                       NWQ Global Value Fund Redemption Fee Policy

                       The Global Value Fund charges a 2% redemption fee on the proceeds of fund shares redeemed or exchanged within 30 days of acquisition. The redemption fee is intended to offset the trading costs and fund operating expenses associated with frequent trading. The Global Value Fund currently waives the redemption fee on share redemptions or exchanges by shareholders investing through qualified retirement plans such as 401(k) plans.

                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $1,000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                     Section 3  How You Can Buy and Sell Shares

                       The fund also may waive the redemption fee on redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive "wrap" fee for its services) in instances where the fund reasonably believes either that the intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in fund shares.

                       The fund may waive the redemption fee in other specified circumstances reasonably determined by the fund not to relate to inappropriate trading activity, and reserves the right to modify or eliminate redemption fee waivers at any time. For additional information, see "General Information-Frequent Trading" in this prospectus, and "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs--Frequent Trading Policy" and "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs--Redemption Fee Policy" in the Statement of Additional Information for more information regarding the funds' policies.


Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                                    Dividends, Distributions and
             Taxes
                       The funds intend to pay income dividends and any taxable gains annually.

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Foreign Income Tax Considerations

                       Investment income that the funds receive from their foreign investments may be subject to foreign income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.

                       Taxes and Tax Reporting

                       The funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

                       Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                                                 Section 4  General Information

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.


                                                 [GRAPHIC]

                                      Distribution and Service
             Plans

                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the 1940 Act. (See "How You Can Buy and Sell Shares--What Share Classes We Offer" for a description of the distribution and service fees paid under this plan.)

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                       In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to authorized dealers as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain authorized dealers that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm's customers. The level of payments that Nuveen is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent net investments into Nuveen Mutual Funds, the firm's level of participation in Nuveen Mutual Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2004, these payments in the aggregate were approximately .01% to .02% of the assets in the Nuveen Funds. Nuveen may also make payments to authorized dealers in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

                       In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, "Platform Programs") at certain authorized dealer firms,

Section 4  General Information

                       Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.


                                                 [GRAPHIC]

                                             Net Asset Value

                       The price you pay for your shares is based on each fund's net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

                       In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are generally valued at the last sales price that day. However, securities admitted to trade on the Nasdaq National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. Common stocks and other equity securities not listed on a securities exchange or the NASDAQ National Market are valued at the mean between the bid and asked prices. Prices of certain U.S.-traded American Depositary Receipts (ADRs) held by the funds that trade in only limited volume in the U.S. are valued based on the mean between the bid and ask price of the underlying foreign-traded stock, adjusted as appropriate for underlying-to-ADR conversion ratio and foreign exchange rate, and from time to time may also be adjusted further to take into account material events that may take place after the close of the local foreign market but before the close of the NYSE. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes fair value based on various factors including prices of comparable securities.

                       Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of a security would appear to be the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining

                                                 Section 4  General Information
                       the fair value of such securities. See the Statement of Additional Information for details.

                       If a fund holds securities that are primarily listed on foreign exchanges, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.


                                                 [GRAPHIC]

                       Frequent Trading

                       The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

                       Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds' need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

                       The funds' Frequent Trading Policy generally limits an investor to four "round trip" trades in a 12-month period or to two round trip trades in a 12-month period if either side of a round trip trade exceeds 1% of a fund's net assets. A purchase transaction identified as being by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts either controlled by a financial advisor or otherwise determined by the funds to be related. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip within a 30-day period. In addition, Frequent Traders (investors making more than one round trip trade or who are otherwise deemed as such by a fund based on the size, pattern or other characteristics of their trading activity) who do not abide by special order placement rules, which are described in the Statement of Additional Information, will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder's account. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.

                       The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy. In addition, the funds may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the funds reasonably believe that the intermediary's policies and procedures effectively discourage inappropriate trading activity.

                       The funds reserve the right in their sole discretion to waive unintentional or minor violations if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the Statement of Additional Information. These include, among others, redemptions pursuant to systematic withdrawals plans, redemptions in

Section 4  General Information
                       connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirements plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions.

                       Each fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund's investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the fund's Frequent Trading Policy and its enforcement, see "Purchases and Redemptions--Frequent Trading Policy" in the Statement of Additional Information.


                                                 [GRAPHIC]

                                          Fund Service Providers

                       The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

                                                 Section 4  General Information

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Value
Nuveen Large-Cap Value Fund
Nuveen NWQ Multi-Cap Value Fund
Nuveen NWQ Small-Cap Value Fund
Nuveen NWQ Value Opportunities Fund

Growth
Nuveen Rittenhouse Growth Fund

Balanced
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund

International
Nuveen NWQ Global Value Fund
Nuveen NWQ International Value Fund

Municipal Bond

National Funds
Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund

State Funds
                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen, NAM and NWQ. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. The funds' most recent Statement of Additional Information annual and semi-annual reports and certain other information are available free of charge by calling Nuveen at (800)257-8787, on the funds' website at www.nuveen.com or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

The funds are series of Nuveen Investment Trust, whose Investment Company Act file number is 811-07619.

1. Long-term and insured long-term portfolios.



MPR-NWQ-0705D NA

                                                                  June 29, 2005

NUVEEN INVESTMENT TRUST

Nuveen NWQ Small-Cap Value Fund

Nuveen NWQ Global Value Fund

Nuveen NWQ Value Opportunities Fund

STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments, LLC ("Nuveen"), or from a fund, by written request to the applicable fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the funds. The Prospectus for the funds is dated June 29, 2005.

TABLE OF CONTENTS

                                                                                     Page
                                                                                     ----
General Information.................................................................  B-2

Investment Policies and Restrictions................................................  B-2

Investment Policies and Techniques..................................................  B-4

Management.......................................................................... B-24

Fund Manager and Sub-Advisers....................................................... B-38

Portfolio Transactions.............................................................. B-42

Net Asset Value..................................................................... B-43

Tax Matters......................................................................... B-44

Performance Information............................................................. B-46

Additional Information on the Purchase and Redemption of Fund Shares and Shareholder
  Programs.......................................................................... B-50

Distribution and Service Plans...................................................... B-65

Independent Registered Public Accounting Firm, Custodian and Transfer Agent......... B-66

General Trust Information........................................................... B-66

Appendix A--Ratings of Investments..................................................  A-1

GENERAL INFORMATION

   Nuveen NWQ Small-Cap Value Fund ("Small-Cap Fund"), Nuveen NWQ Global Value Fund ("Global Value Fund"), and Nuveen NWQ Value Opportunities Fund ("Value Opportunities Fund") (individually a "Fund" and collectively the "Funds") are series of the Nuveen Investment Trust (the "Trust"), an open-end diversified management series investment company organized as a Massachusetts business trust on May 6, 1996. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, seven series of the Trust are authorized and outstanding.

   Certain matters under the Investment Company Act of 1940 (the "1940 Act"), which must be submitted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.

INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions

   The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus for that Fund. A Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund's outstanding voting shares:

      (1) With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      (2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

      (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

      (4) Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

      (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

      (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

      (7) With respect to each Fund, issue senior securities, except as permitted under the 1940 Act.

      (8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof).

   The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

   For the purpose of applying the limitation set forth in restriction (1) above to municipal obligations an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal obligation is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal obligation will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the assets that may be invested in municipal obligations insured by any given insurer.

   The foregoing fundamental investment policies, together with the investment objective of each of the Funds and certain other policies specifically identified in the prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

   In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. A Fund may not:

      (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

      (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

      (3) Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

      (4) Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its net assets would be invested in the securities of issuers that, including predecessors or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to the securities of pooled investment vehicles or mortgage or asset-backed securities.

      (5) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

      (6) Enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

      (7) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

      (8) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

      (9) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

   The Small-Cap Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in equity securities of companies with small market capitalizations at the time of purchase. In connection with this policy the Small-Cap Fund has adopted a policy to provide shareholders with at least 60 days prior notice of any change in this policy.

INVESTMENT POLICIES AND TECHNIQUES

   The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in the Prospectus for each Fund.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities

   The Funds may invest up to 100% of their total assets, for temporary defensive purposes or to keep cash on hand fully invested, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch and having a maturity of one year or less. Short-term taxable fixed income securities are defined to include, without limitation, the following:

      (1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
   (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

      (2) Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

      (3) Each Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

      (4) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

      (5) Each Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

      (6) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Funds may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's, or F2 or higher by Fitch.

Equity Securities

   Under normal market conditions, the Funds will invest at least 80% of its assets in equity securities of companies as stated in the Prospectus.

   In addition, the Fund's may invest in dollar-denominated equity securities of foreign issuers, including American Depositary Receipts ("ADRs") as described in "Foreign Securities" below.

   Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

   Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

   Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

   The market value of a convertible security generally is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security's price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security's price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

   A Fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid--that is, a Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund. A Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

   In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may be considered speculative investments. Companies that issue convertible securities are usually small to medium size, and accordingly carry the capitalization risks described in the Prospectus. In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company's common stock.

   General Risks of Investing in Stocks. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

   Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

   Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Fund Investments

   Certain risk factors associated with some of the securities the Funds may invest in are set forth below.

Small and Medium Capitalization Stocks

   Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the Funds may be more suitable for long-term investors who can bear the risk of these fluctuations. The Funds may invest in securities of issuers with small or medium market capitalizations. Any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Over-the-Counter Market

   The Funds may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the Funds invest may not be as great as that of other securities and, if the Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Initial Public Offerings ("IPO")

   The Funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Funds with a small asset base. The impact of IPOs on the Funds' performance likely will decrease as the Funds' asset size increases, which could reduce each Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

   A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Foreign Securities

   The Funds may invest in foreign securities denominated in U.S. dollars. Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

   Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

   The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities representing indirect ownership interests in the securities of foreign issuers. However, the Funds may only purchase depositary receipts denominated in U.S. dollars. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security. ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Funds avoid currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.

   Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

   Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

   The Funds may also invest directly in dollar-denominated securities of foreign issuers. In considering whether to invest in the securities of a foreign company, the portfolio manager considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. The portfolio manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.

   Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

   Currency Risks. To the extent that a Fund invests in foreign securities, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a foreign currency, a Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a foreign currency, a Fund's investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balance of payments, governmental intervention, speculation, and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. A Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies. The Funds will engage in foreign currency exchange transactions in connection with its portfolio investments. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.

Hedging Strategies

General Description of Hedging Strategies

   Each Fund may engage in hedging activities. NWQ Investment Management Company, LLC ("NWQ"), may cause a Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures"), forward contracts and options on futures contracts to attempt to hedge the Fund's holdings.

   Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, managing the effective maturity or duration of debt obligations that a Fund holds, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for a Fund to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions

   The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to
Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. A Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of a Fund's total assets. In addition, a Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

   The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions

   Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Certain Considerations Regarding Options

   There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

   The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Federal Income Tax Treatment of Options

   In the case of transactions involving "nonequity options," as defined in Code Section 1256, the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" generally includes an option with respect to any group of stocks or a stock index unless the value of the option is determined directly or indirectly by reference to any stock or any narrow-based security index (as defined in the Securities Exchange Act of 1934 (the "1934 Act")).

Stock Index Options

   Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

   A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100.

   Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

   A Fund's use of stock index options is subject to certain risks. Successful use by the Funds of options on stock indexes will be subject to the ability of NWQ to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts

   Each Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the CEA. Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

   An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

   Margin is the amount of funds that must be deposited by each Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

   If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

   Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

   Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

   There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

   A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures

   Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position
(put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

   Each Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which a Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

   As with investments in Futures Contracts, each Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. A Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

   The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on NWQ's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts

   For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year to the extent that such Futures Contracts are held as stock in trade or inventory of the Fund (such Futures Contracts are hereinafter referred to as the "Excepted Futures Contracts"), as well as gains and losses actually realized during the year. Except for transactions in Excepted Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to an Excepted Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Excepted Futures Contract.

   Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on a Fund's other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives

   The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described herein.

   (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to the applicable Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

   (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

   (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

   (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

   (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

   (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Foreign Hedging Instruments

   Foreign Currency Transactions. Each Fund may engage in foreign currency forward contracts, options, and futures transactions. A Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If a Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, a Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addition, a Fund may segregate assets to cover its futures contracts obligations.

   Forward Foreign Currency Exchange Contracts. Each Fund may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The portfolio manager believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in a Fund's best interest to do so. The Funds will not speculate in foreign currency exchange.

   A Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the portfolio manager believes will tend to be closely correlated with that currency with regard to price movements. Generally, a Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

   Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

   A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund held securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, a Fund would not have to exercise its put option. Likewise, if a Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, a Fund would not have to exercise its call. Instead, a Fund could acquire in the spot market the amount of foreign currency needed for settlement.

   Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although a Fund will not purchase or write such options unless and until, in the opinion of the portfolio manager, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

   In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

   Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. A Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

   Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contacts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

   Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of its portfolio manager, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Swaps, Caps, Collars and Floors

Swap Agreements

   A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

   Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

   Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

   A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

   Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

   Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

   Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

   Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Caps, Collars and Floors

   Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Other Investment Policies and Techniques

Illiquid Securities

   Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to NWQ the day-to-day determination of the illiquidity of any security held by a Fund, although NIAC has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed NWQ to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short Sales Against the Box

   When NWQ believes that the price of a particular security held by a Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a Fund owns for delivery at a specified date in the future. The Funds will limit their transactions in short sales against the box to 5% of their net assets. In addition, a Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, a Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants

   Each Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Delayed-Delivery Transactions

   Each Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

   Each Fund will maintain cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, each Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account (described above) sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than each Fund's payment obligation).

Lending of Portfolio Securities

   Each Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking to market" daily. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

Investment Companies

   Each Fund may invest in shares of other investment companies to the extent permitted by the Investment Company Act of 1940. Such companies include open-end funds, closed-end funds and unit investment trusts. Investing in another investment company subjects a Fund to the same risks associated with investing in the securities held by the applicable investment company. In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment adviser of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. Investing in another investment company, including those affiliated with a Fund or its investment adviser, may subject the Fund to overlapping fees and expenses that may be payable to the adviser or its affiliates.

MANAGEMENT

   The management of the Trust, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees. The number of trustees of the Trust is nine, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and eight of whom are not interested persons (referred to herein as "independent trustees"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                        Number of
                                                                                       Portfolios
                                     Term of Office                                      in Fund       Other
                      Position(s)    and Length of                                       Complex   Directorships
  Name, Address and    Held with    Time Served with       Principal Occupation(s)     Overseen by    Held by
    Date of Birth        Funds           Trust               During Past 5 Years         Trustee      Trustee
  -----------------   -----------   ----------------       -----------------------     ----------- -------------

Trustees who are not interested persons of the Funds
----------------------------------------------------
Robert P. Bremner       Trustee   Term--Indefinite/(1)/ Private Investor and               155      N/A
333 West Wacker Drive             Length of Service--   Management Consultant.
Chicago, IL 60606                 Since 2003
(8/22/40)

Lawrence H. Brown       Trustee   Term--Indefinite/(1)/ Retired (since 1989) as Senior     155      See
333 West Wacker Drive             Length of Service--   Vice President                              Principal
Chicago, IL 60606                 Since 2003            of The Northern Trust                       Occupation
(7/29/34)                                               Company; Director (since                    Description
                                                        2002) Community Advisory
                                                        Board for Highland Park
                                                        and Highwood, United
                                                        Way of the North Shore.

Jack B. Evans           Trustee   Term--Indefinite/(1)/ President, The Hall-Perrine        155      See
333 West Wacker Drive             Length of Service--   Foundation, a private                       Principal
Chicago, IL 60606                 Since inception       philanthropic corporation                   Occupation
(10/22/48)                                              (since 1996); Director and                  description
                                                        Vice Chairman, United Fire
                                                        Group, a publicly held
                                                        company; Adjunct Faculty
                                                        Member, University of
                                                        Iowa; Director, Gazette
                                                        Companies; Life Trustee of
                                                        Coe College; Director, Iowa
                                                        College Foundation;
                                                        formerly, Director, Alliant
                                                        Energy; formerly, Director,
                                                        Federal Reserve Bank of
                                                        Chicago; formerly, President
                                                        and Chief Operating
                                                        Officer, SCI Financial
                                                        Group, Inc. (a regional
                                                        financial services firm).

                                                                                     Number of
                                                                                    Portfolios
                                     Term of Office                                   in Fund       Other
                      Position(s)    and Length of                                    Complex   Directorships
  Name, Address and    Held with    Time Served with      Principal Occupation(s)   Overseen by    Held by
    Date of Birth        Funds           Trust              During Past 5 Years       Trustee      Trustee
  -----------------   -----------   ----------------      -----------------------   ----------- -------------

William C. Hunter*      Trustee   Term--Indefinite/(1)/ Dean and Distinguished          155      See
333 West Wacker Drive             Length of Service--   Professor of Finance,                    Principal
Chicago, IL 60606                 Since 2004            School of Business at the                Occupation
(3/6/48)                                                University of Connecticut                description
                                                        (since 2003); previously,
                                                        Senior Vice President and
                                                        Director of Research at the
                                                        Federal Reserve Bank of
                                                        Chicago (1995-2003);
                                                        Director (since 1997),
                                                        Credit Research Center at
                                                        Georgetown University;
                                                        Director (since 2004) of
                                                        Xerox Corporation.

David J. Kundert*       Trustee   Term--Indefinite/(1)/ Retired (since 2004) as         153      See
333 West Wacker Drive             Length of Service--   Chairman, JPMorgan                       Principal
Chicago, IL 60606                 Since 2005            Fleming Asset Management,                Occupation
(10/28/42)                                              President and CEO, Banc                  description
                                                        One Investment Advisors
                                                        Corporation, and President,
                                                        One Group Mutual Funds;
                                                        prior thereto, Executive
                                                        Vice President, Bank One
                                                        Corporation and Chairman
                                                        and CEO, Banc One
                                                        Investment Management
                                                        Group; Board of Regents,
                                                        Luther College; currently a
                                                        member of the American
                                                        and Wisconsin Bar
                                                        Associations.

                                                                                      Number of
                                                                                     Portfolios
                                     Term of Office                                    in Fund       Other
                      Position(s)    and Length of                                     Complex   Directorships
  Name, Address and    Held with    Time Served with      Principal Occupation(s)    Overseen by    Held by
    Date of Birth        Funds           Trust              During Past 5 Years        Trustee      Trustee
  -----------------   -----------   ----------------      -----------------------    ----------- -------------

William J. Schneider    Trustee   Term--Indefinite/(1)/ Chairman, formerly, Senior       155      See
333 West Wacker Drive             Length of Service--   Partner and Chief                         Principal
Chicago, IL 60606                 Since 2003            Operating Officer (retired,               Occupation
(9/24/44)                                               December 2004) Miller-                    description
                                                        Valentine Partners Ltd., a
                                                        real estate investment
                                                        company; formerly, Vice
                                                        President, Miller-Valentine
                                                        Realty, a construction
                                                        company; Chair of the
                                                        Finance Committee and
                                                        member of the Audit
                                                        Commitee, Premier Health
                                                        Partners, the not-for-profit
                                                        company of Miami Valley
                                                        Hospital; President, Dayton
                                                        Philharmonic Orchestra
                                                        Association; formerly,
                                                        Member, Community
                                                        Advisory Board, National
                                                        City Bank, Dayton, Ohio;
                                                        and Business Advisory
                                                        Council, Cleveland Federal
                                                        Reserve Bank.

Judith M. Stockdale     Trustee   Term--Indefinite/(1)/ Executive Director, Gaylord      155      N/A
333 West Wacker Drive             Length of Service--   and Dorothy Donnelley
Chicago, IL 60606                 Since 2003            Foundation (since 1994);
(12/29/47)                                              prior thereto, Executive
                                                        Director, Great Lakes
                                                        Protection Fund (from 1990
                                                        to 1994).

                                                                                             Number of
                                                                                            Portfolios
                                           Term of Office                                     in Fund       Other
                           Position(s)     and Length of                                      Complex   Directorships
    Name, Address and       Held with     Time Served with       Principal Occupation(s)    Overseen by    Held by
      Date of Birth           Funds            Trust               During Past 5 Years        Trustee      Trustee
    -----------------      -----------    ----------------       -----------------------    ----------- -------------

Eugene S. Sunshine*       Trustee       Term--Indefinite/(1)/ Senior Vice President for         155      See
333 West Wacker Drive                   Length of Service--   Business and Finance,                      Principal
Chicago, IL 60606                       Since 2005            Northwestern University,                   Occupation
(1/22/50)                                                     (since 1997); Director                     description
                                                              (since 2003), Chicago
                                                              Board of Options
                                                              Exchange; Director (since
                                                              2003), National Mentor
                                                              Holdings, a privately-held,
                                                              national provider of home
                                                              and community-based
                                                              services; Chairman (since
                                                              1997), Board of Directors,
                                                              Rubicon, pure captive
                                                              insurance company owned
                                                              by Northwestern University;
                                                              Director (since 1997),
                                                              Evanston Chamber of
                                                              Commerce and Evanston
                                                              Inventure, a business
                                                              development organization.

Trustee who is an interested person of the Funds
------------------------------------------------

Timothy R. Schwertfeger** Chairman of   Term--Indefinite/(1)/ Chairman (since 1999) and         155      See
333 West Wacker Drive     the Board and Length of Service--   Trustee (since 1996) of the                Principal
Chicago, IL 60606         Trustee       Since inception       funds advised by Nuveen                    Occupation
(3/28/49)                                                     Institutional Advisory                     description
                                                              Corp.***; Chairman (since
                                                              1996) and Director of
                                                              Nuveen Investments, Inc.,
                                                              Nuveen Investments, LLC,
                                                              Nuveen Advisory Corp.,
                                                              Nuveen Institutional
                                                              Advisory Corp. and the
                                                              funds advised by Nuveen
                                                              Advisory Corp.***; Director
                                                              (since 1996) of Institutional
                                                              Capital Corporation;
                                                              Chairman and Director
                                                              (since 1997) of Nuveen
                                                              Asset Management;
                                                              Chairman and Director of
                                                              Rittenhouse Asset
                                                              Management, Inc. (since
                                                              1999); Chairman of Nuveen
                                                              Investments Advisers, Inc.
                                                              (since 2002).

--------
  *Trustee Hunter was appointed to the Nuveen Funds' Board in 2004. Trustees
   Kundert and Sunshine were appointed to the Nuveen Funds' Board in 2005. **"Interested person" is defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Fund's investment adviser, Nuveen Asset Management, Inc. ("NAM")
***Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005. /(1)/Trustees serve an indefinite term until his/her successor is elected.

   The following table sets forth information with respect to each officer of the Fund, other than Mr. Schwertfeger who is a trustee and is included in the table relating to the trustees. Officers of the Fund receive no compensation from the Fund. The terms of office of all officers will expire in July 2005.

                                                                                                     Number of
                                             Term of                                                 Portfolios
                                           Office and                                                 in Fund
                                            Length of                                                 Complex
    Name, Address       Position(s) Held   Time Served            Principal Occupation(s)            Served by
  and Date of Birth        with Funds      with Trust               During Past 5 Years               Officer
  -----------------     ----------------   -----------            -----------------------            ----------

Officers of the Funds
---------------------

Gifford R. Zimmerman  Chief Administrative Term--Until Managing Director (since 2002), Assistant        155
333 West Wacker Drive Officer              July 2005   Secretary and Associate General Counsel,
Chicago, IL 60606                          Length of   formerly, Vice President and Assistant
(9/9/56)                                   Service--   General Counsel, of Nuveen Investments,
                                           Since       LLC; Managing Director (since 2002),
                                           inception   General Counsel (since 1998) and Assistant
                                                       Secretary, formerly, Vice President of
                                                       Nuveen Advisory Corp. and Nuveen
                                                       Institutional Advisory Corp.*; Managing
                                                       Director (since 2002), Associate General
                                                       Counsel and Assistant Secretary, formerly,
                                                       Vice President (since 2000) of Nuveen Asset
                                                       Management; Assistant Secretary of NWQ
                                                       Investment Management Company, LLC
                                                       (since 2002); Vice President and Assistant
                                                       Secretary of Nuveen Investments Advisers
                                                       Inc. (since 2002); Managing Director,
                                                       Associate General Counsel and Assistant
                                                       Secretary of Rittenhouse Asset Management,
                                                       Inc. (since 2003); Managing Director (since
                                                       2004) and Assistant Secretary (since 1994) of
                                                       Nuveen Investments, Inc.; Chartered
                                                       Financial Analyst.

Julia L. Antonatos    Vice President       Term--Until Managing Director (since 2005), formerly,        155
333 West Wacker Drive                      July 2005   Vice President (since 2002); formerly,
Chicago, IL 60606                          Length of   Assistant Vice President (since 2000) of
(9/22/63)                                  Service--   Nuveen Investments, LLC; Chartered
                                           Since 2004  Financial Analyst.

Michael T. Atkinson   Vice President       Term--Until Vice President (since 2002); formerly,           155
333 West Wacker Drive                      July 2005   Assistant Vice President (since 2000) of
Chicago, IL 60606                          Length of   Nuveen Investments, LLC.
(2/3/66)                                   Service--
                                           Since 2002

                                                                                                       Number of
                                             Term of                                                   Portfolios
                                           Office and                                                   in Fund
                                            Length of                                                   Complex
     Name, Address       Position(s) Held  Time Served             Principal Occupation(s)             Served by
   and Date of Birth        with Funds     with Trust                During Past 5 Years                Officer
   -----------------     ----------------  -----------             -----------------------             ----------

Peter H. D'Arrigo       Vice President and Term--Until Vice President of Nuveen Investments, LLC          155
333 West Wacker         Treasurer          July 2005   (since 1999); Vice President and Treasurer
Drive Chicago, IL 60606                    Length of   (since 1999) of Nuveen Investments, Inc.;
(11/28/67)                                 Service--   Vice President and Treasurer (since 1999) of
                                           Since       Nuveen Advisory Corp. and Nuveen
                                           inception   Institutional Advisory Corp.*; Vice President
                                                       and Treasurer of Nuveen Asset Management
                                                       (since 2002) and of Nuveen Investments
                                                       Advisers Inc. (since 2002); Assistant Treasurer
                                                       of NWQ Investment Management Company,
                                                       LLC. (since 2002); Vice President and
                                                       Treasurer of Rittenhouse Asset Management,
                                                       Inc. (since 2003); Chartered Financial Analyst.

Jessica R. Droeger      Vice President and Term--Until Vice President (since 2002) Assistant              155
333 West Wacker         Secretary          July 2005   Secretary and Assistant General Counsel
Drive Chicago, IL 60606                    Length of   (since 1998) formerly, Assistant Vice
(9/24/64)                                  Service--   President (since 1998) of Nuveen
                                           Since 1998  Investments, LLC; Vice President (since
                                                       2002) and Assistant Secretary (since 1998)
                                                       formerly, Assistant Vice President of Nuveen
                                                       Advisory Corp.; Nuveen Institutional
                                                       Advisory Corp.* and Vice President and
                                                       Assistant Secretary (since 2005) of Nuveen
                                                       Asset Management.

Lorna C. Ferguson       Vice President     Term--Until Managing Director (since 2004), formerly           155
333 West Wacker                            July 2005   Vice President of Nuveen Investments, LLC,
Drive Chicago, IL 60606                    Length of   Nuveen Advisory Corp. and Nuveen
(10/24/45)                                 Service--   Institutional Advisory Corp.*; Managing
                                           Since       Director (since 2005) of Nuveen Asset
                                           inception   Management.

William M. Fitzgerald   Vice President     Term--Until Managing Director (since 2002) formerly,           155
333 West Wacker                            July 2005   Vice President of Nuveen Investments, LLC;
Drive Chicago, IL 60606                    Length of   Managing Director (since 1997) of Nuveen
(3/2/64)                                   Service--   Advisory Corp. and Nuveen Institutional
                                           Since       Advisory Corp.*; Managing Director of
                                           inception   Nuveen Asset Management (since 2001);
                                                       Vice President of Nuveen Investments
                                                       Advisers, Inc. (since 2002); Chartered
                                                       Financial Analyst.

Stephen D. Foy          Vice President and Term--Until Vice President (since 1993) and Funds              155
333 West Wacker         Controller         July 2005   Controller (since 1998) of Nuveen
Drive Chicago, IL 60606                    Length of   Investments, LLC; formerly, Vice President
(5/31/54)                                  Service--   and Funds Controller of Nuveen
                                           Since       Investments, Inc. (1998-2004); Certified
                                           inception   Public Accountant.

                                                                                                       Number of
                                                 Term of                                               Portfolios
                                               Office and                                               in Fund
                                                Length of                                               Complex
    Name, Address         Position(s) Held     Time Served           Principal Occupation(s)           Served by
  and Date of Birth          with Funds        with Trust              During Past 5 Years              Officer
  -----------------       ----------------     -----------           -----------------------           ----------

James D. Grassi       Vice President and Chief Term--Until Vice President and Deputy Director of          155
333 West Wacker Drive Compliance Officer       July 2005   Compliance (since 2004) of Nuveen
Chicago, IL 60606                              Length of   Investments, LLC, Nuveen Investments
(4/13/56)                                      Service--   Advisers Inc., Nuveen Asset Management,
                                               Since 2004  Nuveen Advisory Corp., Nuveen
                                                           Institutional Advisory Corp.* and
                                                           Rittenhouse Asset Management, Inc.;
                                                           formerly, Senior Attorney (1994-2004), The
                                                           Northern Trust Company.

David J. Lamb         Vice President           Term--Until Vice President of Nuveen Investments, LLC      155
333 West Wacker Drive                          July 2005   (since 2000); Certified Public Accountant.
Chicago, IL 60606                              Length of
(3/22/63)                                      Service--
                                               Since
                                               inception

Tina M. Lazar         Vice President           Term--Until Vice President of Nuveen Investments, LLC      155
333 West Wacker Drive                          July 2005   (since 1999).
Chicago, IL 60606                              Length of
(6/27/61)                                      Service--
                                               Since 2002

Larry W. Martin       Vice President and       Term--Until Vice President, Assistant Secretary and        155
333 West Wacker Drive Assistant Secretary      July 2005   Assistant General Counsel of Nuveen
Chicago, IL 60606                              Length of   Investments, LLC; Vice President and
(7/27/51)                                      Service--   Assistant Secretary of Nuveen Advisory
                                               Since       Corp. and Nuveen Institutional Advisory
                                               inception   Corp.*; Vice President (since 2005) and
                                                           Assistant Secretary of Nuveen Investments,
                                                           Inc.; Vice President (since 2005) and
                                                           Assistant Secretary (since 1997) of Nuveen
                                                           Asset Management; Vice President (since
                                                           2000), Assistant Secretary and Assistant
                                                           General Counsel (since 1998) of Rittenhouse
                                                           Asset Management, Inc.; Vice President and
                                                           Assistant Secretary of Nuveen Investments
                                                           Advisers Inc. (since 2002); Assistant
                                                           Secretary of NWQ Investment Management
                                                           Company, LLC (since 2002).

--------
* Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

   The Trustees of the Trust are directors or trustees, as the case may be, of 155 open-end and closed-end funds, except Mr. Kundert is director or trustee of 153 open-end and closed-end funds sponsored by Nuveen. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen or their affiliates.

   The table below sets forth the estimated compensation to be paid by each of the Funds projected during each of the Fund's first full fiscal year after commencement of operation. The Funds do not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Funds. The Funds have a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Funds to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Funds will not be liable for any other fund's obligations to make distributions under the Plan.

   The table shows, for each Trustee who is not affiliated with Nuveen or NAM,
(1) the aggregate compensation estimated to be paid by each of the Funds for their first fiscal year ended June 30, 2006, (2) the total compensation paid by the Nuveen fund complex during the calendar year ended December 31, 2004, and
(3) the amount of the total compensation paid by the Nuveen fund complex during the calendar year ended December 31, 2004 that has been deferred.

                          Estimated    Estimated         Estimated
                          Aggregate    Aggregate         Aggregate           Total         Amount
                        Compensation  Compensation      Compensation      Compensation    of Total
                          from the      from the          from the         from Fund    Compensation
                        NWQ Small-Cap  NWQ Global        NWQ Value          and Fund      that Has
    Name of Trustee     Value Fund/1/ Value Fund/1/ Opportunities Fund/1/ Complex/2, 3/ Been Deferred
    ---------------     ------------- ------------  --------------------  ------------  -------------
Timothy R. Schwertfeger      $ 0          $ 0               $ 0             $      0       $     0
Robert P. Bremner......       82           82                82              114,167        14,611
Lawrence H. Brown......       91           91                91              112,250             0
Jack B. Evans..........       85           85                85              116,125        24,485
William C. Hunter/4/...       80           80                80               65,875        56,592
David J. Kundert/5/....       73           73                73                  n/a           n/a
William J. Schneider...       82           82                82              111,667        95,806
Judith M. Stockdale....       73           73                73              100,700        24,863
Eugene S. Sunshine/5/..       82           82                82                  n/a           n/a

--------
/1/Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending 6/30/2006, representing each of the Fund's first full fiscal year, for services to the Funds.

/2/Based on the compensation paid to the trustees for the one year period ending 12/31/2004 for services to the Nuveen open-end and closed-end funds.

/3/The following directors received compensation from the Nuveen fund complex during the calendar year ended December 31, 2004: William E. Bennett, Anne
   E. Impellizzeri, William L. Kissick, Thomas E. Leafstrand, Peter R. Sawers and Sheila W. Wellington. Mr. Bennett resigned as Trustee on April 30, 2004; Trustees Impellizzeri, Kissick, Leafstrand, Sawers and Wellington retired on June 30, 2004.

/4/Trustee Hunter was appointed to the Board of Trustees of the Nuveen funds in 2004.

/5/Trustees Kundert and Sunshine were appointed to the Board of Trustees of the Nuveen funds in 2005.

   The Funds have no employees. Their officers are compensated by Nuveen Investments, Inc. or their affiliates. The Nuveen NWQ Multi-Cap Value Fund, Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund are additional series of the Nuveen Investment Trust.

   The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2004:

                                                                       Aggregate Dollar Range of
                        Dollar Range of Equity Securities in the Funds Equity Securities in All
                        ----------------------------------------------   Registered Investment
                                                         NWQ Value       Companies Overseen by
                        NWQ Small-Cap    NWQ Global    Opportunities     Trustee in Family of
    Name of Trustee      Value Fund      Value Fund        Fund          Investment Companies
    ---------------     -------------    ----------    -------------   -------------------------
Robert P. Bremner......      $0              $0             $0                Over $100,000
Lawrence H. Brown......      $0              $0             $0                Over $100,000
Jack B. Evans..........      $0              $0             $0                Over $100,000
William C. Hunter......      $0              $0             $0              $10,001-$50,000
David J. Kundert*......      $0              $0             $0                           $0
William J. Schneider...      $0              $0             $0                Over $100,000
Timothy R. Schwertfeger      $0              $0             $0                Over $100,000
Judith M. Stockdale....      $0              $0             $0                Over $100,000
Eugene S. Sunshine*....      $0              $0             $0              $10,001-$50,000

--------
* Mr. Kundert and Mr. Sunshine did not serve on the Board as of December 31, 2004.

   The independent trustees who are not interested persons of the Trust have represented that they do not own beneficially or of record, any security of NAM, NWQ, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM, NWQ or Nuveen.

Compensation

   The trustee affiliated with Nuveen and NAM serves without any compensation from the Funds. Trustees who are not affiliated with Nuveen or NAM ("Independent Trustees") as of January 1, 2005 receive a $85,000 annual retainer for all Nuveen Funds, plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled, board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee or Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required, $500 per day for Compliance, Risk Management and Regulatory Oversight Committee attendance by telephone or in person where in-person attendance is not required and $750 per day for Audit Committee attendance by telephone or in-person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the Dividend Committee; and (e) a fee of $500 per day for attendance in person at all other Committee meetings (including ad hoc Committee meetings and Shareholder meetings) on a day on which no regularly scheduled Board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairpersons of the Audit, Compliance, Risk

Management and Regulatory Oversight, and Nominating and Governance Committees shall receive $5,000 to be paid as an addition to the annual retainer paid to such individuals. When ad hoc committees are organized, the Board may provide for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses are allocated among the funds managed by NAM, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

   Nuveen Investments, Inc. ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program. The independent trustees of the funds managed by NAM are eligible to participate in the matching contribution portion of the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year.

   As of May 31, 2005, the officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of each Fund. Nuveen Investments, Inc. and NAM, as of May 31, 2005, own all of the shares of each Fund, and therefore have the ability to control the outcome of any action requiring shareholder approval.

Committees

   The Board of Trustees of the Funds has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.

   Robert P. Bremner, Judith M. Stockdale, and Timothy R. Schwertfeger, Chair, serve as the current members of the Executive Committee of each Fund's Board of Trustees. Each Fund's Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

   The Dividend Committee is authorized to declare distributions on each Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown and Jack B. Evans.

   The Audit Committee monitors the accounting and reporting policies and practices of each Fund, the quality and integrity of the financial statements of each Fund, compliance by each Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, Lawrence H. Brown, William J. Schneider and Eugene S. Sunshine.

   The Nominating and Governance Committee is responsible for Board selection and tenure, selection and review of committees, and Board education and operations. In addition, the Committee monitors performance of legal counsel and other service providers, periodically reviews and makes recommendations about any appropriate changes to trustee compensation, and has the resources and authority to discharge its responsibilities, including retaining special counsel and other experts or consultants at the expense of each Fund. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and

Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Eugene S. Sunshine.

   The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are Lawrence H. Brown, William C. Hunter, David J. Kundert, William J. Schneider, Chair, and Judith M. Stockdale.

Approval of Advisory Agreements

   The independent trustees of the Funds approved the investment advisory and sub-advisory agreements between each Fund and NAM and NWQ, respectively (collectively, the "Nuveen Advisers"). The trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory and sub-advisory contracts, which include but are not limited to the following: (a) the nature and quality of the adviser's and the sub-advisers' services; (b) the investment performance the advisers; (c) the adviser's and the sub-advisers' cost in providing their services; (d) the extent to which the adviser and each sub-adviser realizes economics of scale as the Fund grows larger; and (e) the independent trustees' role in approving the advisory and sub-advisory contracts.

   Nature and Quality of Services. In evaluating the nature and quality of the Nuveen Advisers' services, the trustees reviewed narrative and statistical information concerning the types of services that both NAM and NWQ currently provide to other Nuveen Funds, NAM's and NWQ's performance record with other funds and managed separate accounts they advise, and the performance of comparable, unaffiliated funds. In particular, the trustees took into account the following, among other things: a description of the investment advisory and other services expected to be provided to the Funds by NAM and NWQ or their affiliates; information describing the Nuveen organization, including investment management personnel and available resources, and each department's responsibilities. The trustees noted that their prior experience with NAM and NWQ (and their site visit to NWQ in May 2004), due to their service to other Nuveen Funds, had given the trustees a good understanding of the operations and capabilities of NAM and NWQ.

   Fees, Expenses and Profitability. In evaluating the management fees and expenses that the Funds are expected to bear the trustees considered the Fund's management fee, the sub-advisory fee arrangements and the Fund's expected expense ratios and compared such fees and expenses to those of comparable Funds. The trustees also considered the ratio of NAM's and NWQ's fees to their costs and the amount of their profit in relation to the nature and quality of services rendered. The trustees also had taken into account NAM's and NWQ's cost of providing services to determine whether their compensation is fair and reasonable and considered NAM's and NWQ's expense allocation methodology. In evaluating the reasonableness of NAM's and NWQ's compensation, the trustees considered the following information, among other things: (a) statements of NAM's and NWQ's revenues, costs, and profits from furnishing all services to other Nuveen Funds; (b) the nature and amount of any indirect benefits NAM and NWQ and their affiliates are expected to receive that are directly attributable to their management of the Funds, if any; (c) the nature of any benefits (such as research) the Nuveen Advisers may derive from soft dollar arrangements, if any;
(d) schedules of available industry data about fees charged and services provided to other comparable investment companies by their advisers; and (e) data with respect to the expected expense ratios of the Funds and comparable investment companies.

   The trustees also considered NAM's and NWQ's expected fee/expense ratios and profitability margins and considered how they compare to those of advisers to funds with similar investment objectives and performance records, to the extent possible and in light of all of the surrounding facts and circumstances. In addition, the trustees reviewed the fee levels of unaffiliated funds and separate managed accounts advised by NWQ. The trustees also considered NAM's commitment to waive fees and reimburse expenses to satisfy the expense limitations set forth in the prospectus. The trustees also reviewed the expected payments to NAM and NWQ or their affiliates under Rule 12b-1 plans in determining the appropriateness of the Funds' advisory fees.

   Economies of Scale. The trustees reviewed economies of scale, including the breakpoints in the Funds' advisory fees. In its review of the costs and profitability to the Nuveen Advisers in providing the services, the Board has been cognizant of the benefits derived from economies of scale as the Funds' assets grow. Accordingly, to help ensure that shareholders share in these benefits, the trustees approved a complex-wide fee arrangement, pursuant to which advisory fees would be reduced as assets in the Nuveen Fund complex reached certain levels. In evaluating the complex-wide fee arrangement, the trustees considered, among other things, the cost savings to shareholders, the amount of fee reductions at various asset levels, both absolutely and in comparison to the arrangements of other investment company complexes, the cost savings (and increased profitability) of the Nuveen Advisers as asset levels grow, and the funds covered by the arrangement. The trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided.

   The trustees did not identify any single factor discussed above as all-important or controlling. The trustees, including a majority of independent trustees, concluded that the terms of the investment advisory and sub-advisory agreements were fair and reasonable, that NAM and NWQ's fees are reasonable in light of the services provided to each Fund and that the NAM investment advisory agreement and the NWQ sub-advisory agreement should be approved.

   Subsequent to the above approval, the Board met on May 10-12, 2005 to consider, among other things, approval of the advisory and sub-advisory agreements between each Fund and NAM and NWQ following the divesture of The St. Paul Travelers Companies Inc.'s ("St. Paul Travelers") interest in Nuveen Investments.

   Nuveen Investments, until recently, was a majority owned subsidiary of St. Paul Travelers. As noted, St. Paul Travelers earlier this year announced its intention to divest its equity stake in Nuveen Investments. Nuveen Investments is the parent of NAM. Pursuant to a series of transactions, St. Paul Travelers has begun to reduce its interest in Nuveen Investments which will ultimately result in a change of control of Nuveen Investments and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Management Agreement on substantially identical terms to the existing Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul Travelers' interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul Travelers transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective

Fund; the potential implications of any arrangements used by Nuveen Investments to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul Travelers' divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

   In addition to the foregoing, a change in control of NAM may be deemed an assignment of the Sub-Advisory Agreement between NAM and NWQ. NWQ is a wholly-owned subsidiary of Nuveen Investments. Accordingly, the change of control of Nuveen Investments would also result in a change of control of NWQ resulting in the automatic termination of the Original Sub-Advisory Agreement with NWQ. The Board therefore considered approval of a New Sub-Advisory Agreement with NWQ in light of the anticipated change of control. More specifically, the Board considered approval of the New Sub-Advisory Agreement with each Fund on substantially identical terms as the respective existing Sub-Advisory Agreement, to take effect after the change of control has occurred. In reviewing the impact of the St. Paul Travelers divesture on NWQ, the Board considered the same factors as outlined previously with respect to their review of NAM. As with NAM, the Board concluded that the St. Paul Travelers divestiture would not affect the nature and quality of services provided by NWQ, the terms of the Sub-Advisory Agreement, including the fees paid thereunder, and would not materially affect the organization or operations of NWQ. Accordingly, the Board determined that their analysis of the various factors regarding their review and approval of NWQ as sub-adviser would continue to apply following the change in control.

Proxy Voting Procedures

   Each Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

   A member of each Fund's management team is responsible for oversight of the Fund's proxy voting process. With regard to equity securities and taxable-fixed income securities, NWQ has engaged the services of Institutional Shareholder Services, Inc., ("ISS") to make recommendations to each of them on the voting of proxies relating to securities held by each Fund and managed by the sub-adviser. ISS provides voting recommendations based upon established guidelines and practices. NWQ reviews ISS recommendations and frequently follow the ISS recommendations. However, on selected issues, NWQ may not vote in accordance with the ISS recommendations when they believe that specific ISS recommendations are not in the best economic interest of the applicable Fund. If NWQ manages the assets of a company or its pension plan and any of NWQ's clients hold any securities of that company, NWQ will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. For clients that are registered investment companies where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, NWQ shall disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board or its designated committee.

   NWQ has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on NWQ's general voting policies.

   When required by applicable regulations, information regarding how each Fund voted proxies relating to portfolio securities will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

FUND MANAGER AND SUB-ADVISERS

Fund Manager

   NAM acts as the manager of each Fund, with responsibility for the overall management of each Fund. NAM is a Delaware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. For each Fund, NAM has entered into a Sub-Advisory Agreement with NWQ under which NWQ, subject to NAM's supervision, manages the Fund's investment portfolio. NAM is also responsible for managing the Funds' business affairs and providing day-to-day administrative services to the Funds. For additional information regarding the management services performed by NAM and NWQ, see "Who Manages the Funds" in the Prospectus.

   Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange-Traded Funds. Nuveen and NAM are subsidiaries of Nuveen Investments, Inc. which is a publicly-traded company and was, until April 2005, a majority-owned subsidiary of The St. Paul Travelers Companies, Inc., a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

   For the fund management services and facilities furnished by NAM, each of the Funds has agreed to pay an annual management fee at rates set forth in the Prospectus under "Who Manages the Funds." In addition NAM agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current expense waivers and expense reimbursements for the Funds.

   Each fund's management fee is divided into two components--a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. The pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately ..0080% as of March 31, 2005.

   Each Fund's management fee will equal the sum of a fund-level fee and a complex-level fee.

   Each of the Funds has agreed to pay an annual fund-level management fee payable monthly, based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Fund-Level Fee
                 ------------------------       --------------
                 For the first $125 million....     .8000%
                 For the next $125 million.....     .7875%
                 For the next $250 million.....     .7750%
                 For the next $500 million.....     .7625%
                 For the next $1 billion.......     .7500%
                 For net assets over $2 billion     .7250%

   The annual complex-level management fee for the Funds, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

                                                  Complex-Level
                 Complex-Level Assets/(1)/          Fee Rate
                 -------------------------        -------------
                 First $55 billion...............     .2000%
                 Next $1 billion.................     .1800%
                 Next $1 billion.................     .1600%
                 Next $3 billion.................     .1425%
                 Next $3 billion.................     .1325%
                 Next $3 billion.................     .1250%
                 Next $5 billion.................     .1200%
                 Next $5 billion.................     .1175%
                 Next $15 billion................     .1150%
                 For Assets over $91 billion/(2)/     .1400%

--------
/(1)/The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

/(2)/With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

   In addition to the management fee, each Fund also pays a portion of the Nuveen Investment Trust's general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

   The Funds, the other Nuveen funds, NAM, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Sub-Advisers

   NAM has selected NWQ Investment Management Company, LLC, 2049 Century Park East, 4th Floor, Los Angeles, California 90067, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the Funds. NWQ manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of NAM. Nuveen Investments, Inc., purchased NWQ on August 1, 2002. NWQ is organized as a member-managed Delaware limited liability company, and its sole managing member is Nuveen Investments, Inc.

   Prior to its purchase by Nuveen Investments, Inc., NWQ was owned by Old Mutual (US) Holdings, Inc. (and was acquired from its previous parent United Asset Management Corporation).

NWQ has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed approximately $32 billion in assets as of March 31, 2005.

   Out of the fund management fee, NAM pays NWQ a portfolio management fee based on the daily net assets of the Funds of 50% of NAM's management fee (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Funds).

   NWQ provides continuous advice and recommendations concerning the Funds' investments, and is responsible for selecting the broker/dealers who execute the transactions of the Funds.

Portfolio Managers

   Unless otherwise indicated, the information below is provided as of the date of this SAI.

   The following individuals have primary responsibility for the day-to-day implementation of investment strategies of the Global Value Fund, Small-Cap Fund and Value Opportunities Fund:

              Name                   Fund
              Paul J. Hechmer        NWQ Global Value Fund
              Mark A. Morris         NWQ Global Value Fund
              Gregg S. Tenser, CFA   NWQ Global Value Fund
              Phyllis G. Thomas, CFA NWQ Small-Cap Value Fund
              David B. Iben, CFA     NWQ Value Opportunities Fund

   Other Accounts Managed. In addition to managing the funds, certain portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of March 31, 2005 unless otherwise indicated:

                                                        Number of
Portfolio Manager          Type of Account Managed      Accounts*      Assets
-----------------      -------------------------------- --------- ----------------
Paul J. Hechmer....... Registered Investment Company         2     $113.30 Million
                       Other Pooled Investment Vehicles      1      $32.94 Million
                       Other Accounts                      295    $3,822.8 Million
Mark A. Morris........ Registered Investment Company         1     $109.33 Million
                       Other Pooled Investment Vehicles      0                  $0
                       Other Accounts                        4     $137.91 Million
Gregg S. Tenser, CFA.. Registered Investment Company         1     $109.33 Million
                       Other Pooled Investment Vehicles      0                  $0
                       Other Accounts                        4     $137.91 Million
Phyllis G. Thomas, CFA Registered Investment Company         3      $17.61 Million
                       Other Pooled Investment Vehicles      0                  $0
                       Other Accounts                       12      $584.1 Million
David B. Iben, CFA.... Registered Investment Company         3     $465.41 Million
                       Other Pooled Investment Vehicles      0                  $0
                       Other Accounts                       94      $1.998 Billion

--------
* For purposes of this column, separately managed account programs for which NWQ provides management are reported as one account per investment strategy.

   Compensation. NWQ's portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy's general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

   The total compensation package includes the availability of an equity-like incentive for purchase (whose value is determined by the increase in profitability of NWQ over time) made to most investment professionals. NWQ is a subsidiary of Nuveen Investments, Inc., which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and the NWQ executive committee.

   Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

  . The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

  . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

  . With respect to many of its clients' accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

  . The Funds are subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Funds may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

   NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

   Beneficial Ownership of Securities. As of the date of the Statement of Additional Information, no portfolio manager beneficially owns any stock issued by the Fund.

PORTFOLIO TRANSACTIONS

   NWQ is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of NWQ to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers.

   Commissions will be paid on the Funds' futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares.

   Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

   In light of the above, in selecting brokers, the portfolio manager considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio manager determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to NWQ or the Funds. NWQ believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Sub-Advisory Agreement provides that such higher commissions will not be paid by the Funds unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The subadvisory fees paid by NAM to NWQ under the Sub-Advisory Agreement is not reduced as a result of receipt by NWQ of research services.

   NWQ places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Funds effect their securities transactions may be used by NWQ in servicing all of its accounts; not all of such services may be used by NWQ in connection with the Funds. NWQ believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, NWQ believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. NWQ seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Fund and other advisory accounts, the main factors considered by NWQ are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

   Under the Investment Company Act of 1940, a Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

   Each Fund's net asset value per share is determined separately for each class of the applicable Fund's shares as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for trading on New Year's Day, Washington's Birthday, Martin Luther King's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of a Fund is calculated by taking the value of the pro rata portion of the Fund's total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to that class (including the class's pro rata portion of the Fund's liabilities) and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and asked prices. Prices of certain U.S.-traded American Depositary Receipts (ADRs) held by the funds that trade in only limited volume in the U.S. are valued based on the mean between the most recent bid and ask price of the underlying foreign-traded stock, adjusted as appropriate for underlying-to-ADR conversion ratio and foreign exchange rate, and from time to time may also be adjusted further to take into account material events that may take place after the close of the local foreign market but before the close of the NYSE. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

   Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

   Regardless of the method employed to value a particular security, all valuations are subject to review by a Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

   If a Fund holds securities that are primarily listed on foreign exchanges, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

TAX MATTERS

Federal Income Tax Matters

   This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

   Fund Status. Each Fund intends to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

   Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain ordinary income distributions received from the Fund may be taxed at new tax rates equal to those applicable to no capital gains. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

   Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to dividends received by a Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

   If You Sell or Redeem Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

   Taxation of Capital Gains and Losses. Under the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2009. For periods not covered by the Tax Act, if you are an individual, the maximum marginal federal tax rate for capital gains is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Internal Revenue Code treats certain capital gains as ordinary income in special situations.

   Taxation of Certain Ordinary Income Dividends. Pursuant to the Tax Act, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same new rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2009. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the new capital gains tax rates.

   Deductibility of Portfolio Expenses. Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

   Foreign Tax Credit. If your Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

PERFORMANCE INFORMATION

   Each Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

   In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                        Yield=2 [ ( a - b  + 1 )/6/ - 1]
                                    -----
                                     cd

   In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.75%.

   In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

   The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. The distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

   Each Fund may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of returns) relative to the overall market, i.e., the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as variable as overall market returns. The beta of the overall market is by definition 1.00.

   The formula for beta is given by:

Beta = SUM A * B / C

where

        A = (X\\i-\\X), i=1,..., N
        B = (Y\\i-\\Y), i=1,..., N
        C = SUM (X\\i-\\X)/2/, i=1,..., N
        X\\i\\ = Security Return in period i
        Y\\i\\ = Market Return in period i
        X = Average of all observations X\\i\\
        Y = Average of all observations Y\\i\\
        N = Number of observations in the measurement period

   All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of a Fund and are not necessarily representative of the future performance of a Fund.

   The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

   The Funds may also provide after tax average annual total return quotations calculated according to formulas prescribed by the SEC. These returns may be presented after taxes on distributions and after taxes on distributions and redemption. We assume all distributions by a Fund, less the taxes due on those distributions, are reinvested on the reinvestment dates during the period. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date.

   Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)/n/=ATV\\D\\

Where:

      P = a hypothetical initial payment of $1,000.

      T = average annual total return (after taxes on distributions).

      n = number of years.

       ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions but not on redemption.

Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)/n/=ATV\\DR\\

Where:

      P = a hypothetical initial payment of $1,000.

      T = average annual total return (after taxes on distributions and redemption).

      n = number of years.

       ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions and redemption.

   Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by each Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges. In addition, each Fund may present cumulative total returns on an after-tax basis. After-tax total returns may be computed in accordance with a standardized method prescribed by SEC rules and may also be computed by using non-standardized methods.

   From time to time, each Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

   The risk level for a class of shares of a Fund, and any of the other investments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the investment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indicate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

   The risk-adjusted total return for a class of shares of a Fund and for other investments over a specified period would be evaluated by dividing (a) the remainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essentially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes referred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

   Class A Shares of each Fund are sold at net asset value plus a current maximum sales charge of 5.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

   In reports or other communications to shareholders or in advertising and sales literature, a Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index, the S&P/Barra Value Index, the Russell 1000 Value Index, the Lehman Aggregate

Bond Index, or unmanaged indices reported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

   There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

   Each Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

   As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

   Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares as described below.

   Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

   The minimum initial investment is $3,000 per fund share class ($1,000 for individual retirement accounts, $500 for educational individual retirement accounts, $50 if you establish a systematic investment plan, and $250 for accounts opened through fee-based programs). You may not purchase Class B Shares if you are a single purchaser placing a purchase order of $100,000 or more of Fund shares. You may not purchase Class C Shares if you are a single purchaser placing a purchase order of $250,000 or more of Fund shares. Purchase orders for a single purchaser equal to or exceeding the foregoing limits should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.

Class A Shares

   Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of ..25%. See "Distribution and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A Shares of each of the Funds. The example assumes a purchase on March 31, 2005 of Class A Shares from a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A Shares.

                                             Nuveen NWQ     Nuveen NWQ      Nuveen NWQ
                                           Small-Cap Value Global Value Value Opportunities
                                                Fund           Fund            Fund
                                           --------------- ------------ -------------------
Net Asset Value per share.................     $20.78         $20.35          $20.55
Per Share Sales Charge--5.75% of public
  offering price (6.10% of net asset value
  per share)..............................         --             --              --
                                               ------         ------          ------
Per Share Offering Price to the Public....     $22.05         $21.59          $21.80

   Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Eligibility

Rights of Accumulation

   You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent

   You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Fund's Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of

Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio or otherwise.

   By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts that would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

   You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

   For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions

   You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.

   Also, investors will be able to buy Class A Shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

Group Purchase Programs

   If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

   Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant is $50, provided that a group invests at least $3,000 in the Fund, and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant in the program is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

   To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free 800-257-8787.

Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure

   You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than 90 days prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares

   Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

  . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;

  . officers, trustees and former trustees of the Nuveen and former Flagship Funds;

  . bona fide, full-time and retired employees and directors of Nuveen and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

  . any eligible employer-sponsored qualified defined contribution retirement plan; Eligible plans are those with at least 25 employees and that either
     (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on these purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

   For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commission, a contingent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

   Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

   Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

Class R Share Purchase Eligibility

   Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings);

  . bona fide, full-time and retired employees and directors of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . direct institutional advisory clients of Nuveen and its affiliates investing $1,000,000 or more;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

  . any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

   In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such unit investment trusts in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

   The reduced sales charge programs may be modified or discontinued by the Funds at any time.

   If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

   For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free (800) 257-8787.

Class B Shares

   You may purchase Class B Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial advice and other account services. Each Fund has established a maximum purchase amount for the Class B shares of the Funds. Investors may not purchase Class B shares if they are a single purchaser placing a purchase order of $100,000 or more of Fund shares. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.

   You may be subject to a Contingent Deferred Sales Charge ("CDSC") if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

   Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

   Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

   You may purchase Class C Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of .75% plus an advance on the first year's annual service fee of .25%. See "Distribution and Service Plans."

   You may not purchase Class C Shares if you are a single purchaser placing a purchase order of $250,000 or more of Fund shares. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.

   Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

   Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase (except in cases where the shareholder's financial adviser agreed to waive the right to receive an advance of the first year's distribution and service fee).

   In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

   The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen; and (xi) redemptions of Class C Shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C Shares on an ongoing basis instead of having the first year's fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

   In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege

   You may exchange shares of a class of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of one of the Funds at net asset value without a sales charge.

   If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

   The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

   The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See "Frequent Trading Policy" below.

Reinstatement Privilege

   If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

   Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

Redemption In Kind

   The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.

Frequent Trading Policy

   The Funds Frequent Trading Program is as follows:

   Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors periodically to make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

   1. Definition of Round Trip

   A Round Trip trade is the purchase and subsequent redemption of a substantially similar dollar amount of Fund shares within a 60-day period representing at least 25% of the value of the shareholder's account on the date of the most recent transaction. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

   2. Round Trip Trade Limitations

   Nuveen Funds limit the frequency of Round Trip trades that may be placed in a Fund. For transactions of an amount less than 1% of a Fund's net assets, an investor may make no more than four Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. For transactions of an amount equal to or greater than 1% of a Fund's net assets, an investor may make no more than two Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. A purchase transaction identified as being by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts either controlled by a financial advisor or otherwise determined by the Funds to be related.

Nuveen Funds will restrict the trading privileges of any shareholder who makes a Round Trip trade within a 30-day period, and also reserves the right to restrict the trading privileges of a financial advisor acting on behalf of such a shareholder.

   3. Redemption Fee on Short-Term Trades in Shares of International Value Fund and Global Value Fund

   In addition to the above limits on Round Trip trades, the International Value Fund and Global Value Fund also assess a 2% fee on shares redeemed or exchanged within 30 days of purchase in order to discourage short-term trading and offset the costs associated with such activity. Redemption fees are deducted from redemption or exchange proceeds and paid directly to the Fund. The application of the redemption fee and waiver provisions is described in each fund's Prospectus and Statement of Additional Information.

   4. Definition of Frequent Trader

   An investor (and/or the investor's financial advisor) who makes more than one Round Trip trade will be deemed a Frequent Trader. Nuveen Funds reserve the right to deem any investor (and/or their financial advisor) as a Frequent Trader based on the size, pattern or other characteristics of their trading activity. Frequent Traders are subject to specific rules regarding the size and process for submission of their trades.

   5. Rules Governing Trades Placed by Frequent Traders

   Frequent Traders must place their orders telephonically directly with Nuveen. (Please note that telephonic redemption orders cannot exceed $50,000 unless the shareholder has established wire transfer instructions with the transfer agent.) All orders must be placed prior to 1:00 p.m. ET and are non-cancelable. Orders may be placed for next-day settlement, but Nuveen Funds reserve the right to require that a trade be placed for regular-way settlement. Nuveen Funds will not accept further purchase orders if the value of a Frequent Trader's account(s) exceeds 2% of a Fund's net assets.

   6. Enforcement

   Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Funds. Nuveen Funds may also bar an investor (and/or the investor's financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict their existing account(s) to redemptions only. Nuveen Funds reserve the right at their sole discretion to (a) interpret the terms and application of these policies, (b) to waive unintentional or minor violations if Nuveen Funds determine that doing so does not harm the interests of Fund shareholders, and
(c) to exclude the application of its provisions to certain classes of redemptions, as set forth in each fund's Statement of Additional Information. The Funds may modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances. The ability of Nuveen Funds to implement the Frequent Trading Policy for omnibus accounts at certain distributors may be dependent on those distributors furnishing the Funds with sufficient shareholder information to permit monitoring of trade activity and enforcement of the Policy's terms.

Exclusions from the Frequent Trading Policy

   As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive "wrap" fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1 % monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (vi) involuntary redemptions caused by operation of law; (vii) redemptions in connection with a payment of account or plan fees; and (viii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.

   In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

Redemption Fee Policy

   The redemption fee may be waived under the following circumstances: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive "wrap" fee for its services) in instances where the Fund reasonably believes either that the intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in Fund shares; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Fund confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (vi) involuntary redemptions caused by operation of law; (vii) redemptions in connection with a payment of account or plan fees; (viii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; and (ix) redemptions or exchanges by shareholders investing through qualified retirement plans such as 401(k) plans.

   In addition, the redemption fee will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The redemption fee will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

   The Fund reserves the right to modify or eliminate redemption fee waivers at any time.

Disclosure of Portfolio Holdings

   The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of each Fund's portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds' publicly accessible website, www.nuveen.com. Currently, each Fund publishes on the website complete portfolio holdings information as of the end of each month. For Municipal Funds, this information is posted approximately 2-5 business days after the end of the month as of which the information is current and for all other Funds this information is posted approximately 2-5 business days after the end of the month following the month as of which the information is current. Additionally, all Funds publish on the website a list of top ten holdings as of the end of each month, approximately 2-5 business days after the end of the month for which the information is current. This information will remain available on the website at least until a Fund files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

   Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds' website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient's duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including their investment adviser and/or subadviser(s), independent registered public accounting firm, custodian, financial printer (R. R. Donnelly Financial and Financial Graphic Services), proxy voting service(s) (including Institutional Shareholder Services, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Funds' independent trustees (Chapman & Cutler). Also, the Funds' investment adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the investment adviser to perform portfolio attribution analysis using Vestek's systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Funds' investment adviser and/or subadvisers may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid potential misuse of the disclosed information.

Non-public portfolio holdings information may be provided to other persons if approved by the Funds' Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Funds and their investment adviser and subadviser(s) periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds' policy. Reports are made to the Funds' Board of Trustees on an annual basis.

There is no assurance that the Funds' policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

General Matters

   The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.

   In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the Funds' Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds.

   Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

   To help advisors and investors better understand and more efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

   In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

   Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf.

   For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the applicable Prospectus.

   If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services ("BFDS"), the Funds' shareholder services agent. Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor's behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

   The Funds will no longer issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

   Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust (the "Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemptions of Shares.

Other compensation to certain dealers

   NAM, at its own expense, currently provides additional compensation to investment dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer; and/or
(b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the Prospectus. NAM makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen Funds, including costs associated with educating a firm's financial advisors about the features and benefits of Nuveen Funds. NAM will, on an annual basis, determine the advisability of continuing these payments. Additionally, NAM may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen Funds.

   In 2005, NAM expects that it will pay additional compensation to the following dealers;

      A.G. Edwards & Sons, Inc.
      American Express Financial Advisors Inc.
      Merrill Lynch, Pierce, Fenner & Smith, Inc.
      Morgan Stanley DW Inc.
      Prudential Investments LLC
      Raymond James Group
      Smith Barney
      UBS Financial Services Inc.
      Wachovia Securities LLC

DISTRIBUTION AND SERVICE PLANS

   The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

   The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

   The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal service to shareholders.

   Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

   Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT

   PricewaterhouseCoopers, LLP ("PWC"), independent registered public accounting firm, One North Wacker Drive, Chicago, Illinois 60606, has been selected as auditors for the Trust. In addition to audit services, PWC will provide assistance on accounting, internal control, tax and related matters.

   The custodian of the assets of the Funds is State Street Bank & Trust Company, 1 Federal Street, 2nd Floor, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services.

   The Funds' transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, 66 Brooks Drive, Braintree, Massachusetts 02184.

GENERAL TRUST INFORMATION

   Each Fund is a series of the Trust. The Trust is an open-end management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are seven series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

   The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

   Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Funds' Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A--RATINGS OF INVESTMENTS

   Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's ("S&P") rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

   A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

   The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

   Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings

   Issue credit ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      2. Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC     An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long Term Ratings: Bonds and Preferred Stock

Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

      1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

      2) Notes allowing for negative coupons, or negative principal.

      3) Notes containing any provision which could obligate the investor to make any additional payments.

   Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

   Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

U.S. Short-Term Ratings

MIG/VMIG Ratings

   In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

   In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

   In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

   The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

   MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Prime Rating System

   Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

   Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  .  Leading market positions in well-established industries.

  .  High rates of return on funds employed.

  . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  . Well-established access to a range of financial markets and assured sources of alternate liquidity.

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Prime-2

   Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

   Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

   Fitch Ratings--A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

   Fitch provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

   Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term 'AAA'-'BBB' categories; short-term 'F1'-'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international long-term 'BB'-'D'; short-term 'B'-'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

   Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

   Fitch credit and research are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

   Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

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   Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to International Long-Term Credit Ratings changes in market interest rates and other market considerations.

International Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC,HiCgh default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD,DeDfault. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

   Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal

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reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings

   The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D      Default. Denotes actual or imminent payment default.

   Notes to Long-term and Short-term ratings:

   "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to categories below 'CCC', or to Short-term ratings other than 'F1'.

   'NR' indicates that Fitch does not rate the issuer or issue in question.

   'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

   Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

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